ANNUAL REPORT

October 31, 1995

INVESCO
STRATEGIC
PORTFOLIOS,
INC.

Energy
Environmental Services
Financial Services
Gold
Health Sciences
Leisure
Technology
Utilities

No-Load Portfolios Investing
In Targeted Industry Sectors

INVESCO FUNDS

Economic Overview                                                 November, 1995
      A "soft landing" -- moderate inflation with moderate economic growth -- may well be underway.
  Over the past 12 months, consumer prices have edged up just 2.8% (through 10/31/95). That's considerably below the figure most analysts had anticipated. Last winter, forecasts for the 1995 consumer inflation rate ran in the 4% to 5% range. Producer costs have increased at an even slower rate, just 1.3% over the past year.
  However, even as they puzzle over a low-inflation trend, analysts are hailing the continued economic recovery. Growth in Gross Domestic Product (GDP) has remained positive at moderate levels considered more sustainable for a mature market such as the U.S.
  These figures may indeed herald the much ballyhooed "soft landing." An annualized real GDP growth rate of 2.5% was the announced target when the Federal Reserve Board began raising short-term interest rates in February 1994. Growth then slowed to annualized rates of 2.7% and 1.3% in the first and second quarters of 1995, respectively.
  Feeling confident that wage and price increases are under control, the Fed directed a modest cut in interest rates this past summer. Meanwhile, inflation has remained subdued in its corner, running at about the same annualized rate as in 1993 and 1994. Despite an unexpectedly strong 4.2% jump in the real GDP growth rate during the third quarter, the soft landing appears intact.
  Stock and bond investors have responded positively to these developments. Led by technology, health, and financial stocks, the S&P 500 has moved up strongly this year, achieving a total return of 29.28% for the ten months ended 10/31/95. The Lehman Government/Corporate Bond Index advanced 15.60% over the same period.1
  October 1995 represented a slowdown for market gains -- a timely reminder that a torrid pace cannot be sustained indefinitely. Of course, during November, the market resumed its expansion and the Dow Jones Industrial Average broke through the 5000 mark for the first time. Therefore, barring any unanticipated surprises in corporate earnings, the trade deficit or the federal budget, we continue to expect moderate growth (albeit at a slower rate than we've seen this year) for many months into the future.

INVESCO Strategic Portfolios
  The line graphs in each of the following sections illustrate the value of a $10,000 investment in the individual INVESCO Strategic Portfolios, plus reinvested dividends and capital gain distributions, for the ten-year period ended 10/31/95; or, in the case of Environmental Services, Financial Services, and Utilities, from inception through 10/31/95.2 (Of course, past performance is not a guarantee of future results.)
  The charts and other total return figures cited reflect the portfolios' operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance.

Energy Portfolio

                                 Energy Portfolio
                          Average Annualized Total Return
                                  as of 10/31/952

                        1 year                        -5.45%
                        --------------------------------------
                        5 years                       -2.81%
                        --------------------------------------
                        10 years                       4.13%
                        --------------------------------------

  For the one-year period ended 10/31/95, Energy Portfolio achieved a total return of -5.45%, compared to -0.40% for the average natural resource fund, and 26.32% for the S&P 500.1 However, as a result of changes in fund management and strategy, Energy Portfolio has returned a positive 6.41% since January 1, and we believe it has built a strong base for continued improvement. (Of course, past performance is not a guarantee of future results.)2
  As the average returns indicate, the energy sector as a whole suffered during the 1994-95 winter. Low natural gas prices during this period reflected reduced demand due to predominantly warm weather throughout the country. In addition, oil prices have dropped from a 12-month high of $20.63 to $17.58 in late October.

Graph:
      This line graph represents a comparison of the value of a $10,000 investment in INVESCO Strategic Portfolios, Inc. - Energy Portfolio to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 10/31/95*

  Our stronger year-to-date performance in the face of these obstacles came as we re-focused our investment strategy. Since May, we have capitalized on diversification and integral company value, as well as commodity price opportunity. Energy Portfolio seeks investment opportunity by emphasizing attractively priced firms, such as United Meridian, that are expected to perform well due to rising production profiles, rather than depending primarily on rising oil or gas prices.
  Additionally, we have increased our holdings in major integrated oil companies such as Royal Dutch Petroleum, Amoco Corp and Mobil Corp. These companies' diversification among a variety of products and services tends to dampen their sensitivity to volatile oil and gas pricing while providing attractive growth opportunity over the long-term.
  Although company-specific fundamental analysis remains the cornerstone of our security selection process, the fund is currently being managed with an awareness of commodity price cycles. For example, energy stock prices often drop prior to an OPEC meeting in recognition of the potential for a negative outcome. Therefore, in anticipation of the meeting scheduled for November 1995, profits were taken during September in several oil service companies which had met price objectives. These sales allowed us to increase cash and equivalents to around 20% of the portfolio.
  This foresight provided us with the flexibility to capitalize on unusually cheap valuations in October as the projected drop began to materialize. And we expect that further declines in November and December could create additional opportunities over the next twelve months.
  Energy Portfolio's restructuring has generated positive recognition by the industry. In their 8/4/95 analysis of the fund, Morningstar stated that the new strategy "appears to be disciplined and it seems to make sense."
  Over the long-term, Energy Portfolio is positioned to capitalize on the opportunities this new strategy brings. In our opinion, a focus on growth-oriented companies, combined with improving long-term supply and demand projections for both crude oil and natural gas, bodes well for competitive performance in the future.
  Energy Portfolio is managed by INVESCO Vice President Thomas R. Samuelson. He joined INVESCO in May 1995. He has over 10 years of energy investment experience, most recently as Associate Director and Senior Energy Analyst at Swiss Bank Capital Markets in Chicago. Mr. Samuelson is a Chartered Financial Analyst and earned his BS in Petroleum Engineering and his MBA from the University of Tulsa.

Environmental Services Portfolio

                         Environmental Services Portfolio
                          Average Annualized Total Return
                                  as of 10/31/952

                        1 year                        26.09%
                        --------------------------------------
                        Since inception (1/91)         0.70%
                        --------------------------------------

  For the one-year period ended 10/31/95, Environmental Services Portfolio achieved a total return of 26.09%, compared to 26.32% for the S&P 500.1 For the same 12 months, Lipper Analytical Services ranked it #1 of 5 environmental funds.3 (Of course, past performance is not a guarantee of future results.)2
  Environmental Services Portfolio's strong performance can be attributed to several factors, most important of which is an emphasis on choosing undervalued firms whose profits are driven not by regulation, but by economic demand.
  This selection process served the fund well as 1995's continued strong economic growth brought increased industrial production. One result of greater industrial capacity has been an increased demand for raw materials which in many cases can be obtained at lower costs through recycling firms such as IMCO Recycling and TETRA Technologies. A second economic by-product of industrial strength is growth in demand for chemicals such as those produced by Betz Laboratories, used in treating contaminated water.

Graph:
      This line graph represents a comparison of the value of a $10,000 investment in INVESCO Strategic Portfolios, Inc. - Environmental Services Portfolio to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (12/90) through 10/31/95*

  Moving into the future, we see continued opportunity for the fund. The trend toward mergers and acquisitions should continue, particularly in the collection of non-hazardous solid waste. As the environmental services industry matures, these consolidations should improve efficiencies resulting in even greater profits.
  While seeking to capitalize on specific growth opportunities, we are watchful of potential economic impacts on the environmental sector. Diversification efforts have been focused on the selection of a large number of undervalued growth companies which benefit the environment in a variety of ways, many of which are not likely to be affected by any potential changes in the regulatory environment.
     Environmental Services Portfolio is managed by Jeffrey G. Morris. He joined INVESCO in 1991 and was named port-folio manager in 1995. He earned his BSBA from Colorado State University and is a Chartered Financial Analyst.

Financial Services Portfolio

                           Financial Services Portfolio
                          Average Annualized Total Return
                                  as of 10/31/952

                        1 year                        25.80%
                        --------------------------------------
                        5 years                       30.70%
                        --------------------------------------
                        Since inception (6/86)        15.77%
                        --------------------------------------

  Independent mutual fund analyst Morningstar awarded Financial Services Portfolio its highest rating, Five Stars, for the five-year period ended 10/31/95.4 For the one-year period ended 10/31/95, the fund had a total return of 25.80%, compared to 26.32% for the S&P 500.1 (Of course, past performance is not a guarantee of future results.)2
  Much of 1995's strong performance can be attributed to a large exposure to money center banks. Following poor returns in late 1994 due to problems with derivatives, the market overlooked the banks' fundamental potential for earnings growth. The resultant below-value pricing represented a significant buying opportunity for us, and we increased the portfolio's bank holdings to over 47% in January.

Graph:
      This line graph represents a comparison of the value of a $10,000 investment in INVESCO Strategic Portfolios, Inc. - Financial Services Portfolio to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (6/86) through 10/31/95*

  Increased weighting in this sector meant Financial Services Portfolio was in a position to capitalize on strong gains achieved in 1995 by such giants as Chemical Banking and Chase Manhattan, whose merger was announced in October. This follows a trend of mergers in the industry, driving prices up in anticipation of economies of scale which should further enhance profitability.
  This stellar performance was somewhat diminished by poor October returns in consumer credit following announcements of increased delinquencies. This setback is seen as temporary, however, and the fund is retaining key holdings such as Dean Witter Discover and American General. These consumer credit companies continue to meet our criteria for high-quality firms that can grow earnings faster than their peers, while generating acceptable returns on capital.
  Moving ahead, Financial Services Portfolio is selling some of the now over-priced banking stocks and working toward a greater degree of liquidity. This strategy should allow for flexibility to participate in promising sectors throughout the projected economic slowing in 1996.
     Financial  Services  Portfolio is managed by INVESCO Vice President Douglas
N. Pratt. He is a Chartered Financial Analyst, with more than 10 years of experience in the investment business. He earned his MBA from Columbia University, and an AB from Brown University. Mr. Pratt also co-manages INVESCO Growth Fund.

Gold Portfolio

                                  Gold Portfolio
                          Average Annualized Total Return
                                  as of 10/31/952

                        1 year                        -8.12%
                        --------------------------------------
                        5 years                        4.02%
                        --------------------------------------
                        10 years                       3.33%
                        --------------------------------------

  For the one-year period ended 10/31/95, Gold Portfolio had a total return of negative 8.12%, outperforming its peer group of Gold Oriented Funds, which had an average total return of negative 13.50%, according to Lipper Analytical Services.3 During the same period, the S&P 500 showed a positive return of 26.32%.1 (Of course, past performance is not a guarantee of future results.)2

  The sector's overall poor performance was largely due to a correction in Canadian mining stocks in late 1994. However, during 1995, Gold Portfolio has overcome this set-back, turning out a competitive return of 7.17% year-to-date,2 versus the average gold oriented fund performance of negative 5.26%, as reported by Lipper Analytical Services.3 Positive 1995 returns can be attributed largely to our selection of small companies exploring for new resources which could provide future growth. This strategy has paid off in the performance of Diamond Fields Resources, which has continued to exhibit strong growth since the 1994 discovery of what may be one of the world's largest, lowest-cost nickel deposits.

Graph:
      This line graph represents a comparison of the value of a $10,000 investment in INVESCO Strategic Portfolios, Inc. - Gold Portfolio to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 10/31/95*

  Traditionally, gold has provided investors with a hedge against inflation or a weakening of the U.S. dollar. Gold Portfolio seeks to combine this traditional benefit with an investment strategy designed to offer moderate growth potential.
  Several factors contribute to the potential for growth in gold stocks. For the past seven years, mine production has not kept up with the demand for jewelry. This shortfall has been offset by sales of gold reserves by some central banks. However, over the long-term this production shortage could lead to increased bullion prices.
  In addition to jewelry production, demand for gold is increasing in some emerging markets such as China, where the national currency is becoming devalued. As personal incomes in these areas increase, it is anticipated that the amount allocated toward gold purchases will increase as well. Finally, as has been seen in 1995, Gold Portfolio's selection of smaller junior mining operations offers the potential for growth in the event a significant discovery is made, even if the price of bullion remains stable.
     Gold Portfolio is managed by Senior Vice President Daniel B. Leonard. He joined INVESCO in 1975; his investment experience extends back to 1960. He attended the New York University Graduate School of Business and holds a BA from Washington & Lee University.

Health Sciences Portfolio

                             Health Sciences Portfolio
                          Average Annualized Total Return
                                  as of 10/31/952

                        1 year                        43.83%
                        --------------------------------------
                        5 years                       22.05%
                        --------------------------------------
                        10 years                      22.64%
                        --------------------------------------

  For the one-year period ended 10/31/95, Health Sciences Portfolio achieved a total return of 43.83%, well ahead of the 26.32% total return posted by the S&P
500.1 For the ten-year period ended 10/31/95, Morningstar awarded the fund Five Stars.4 Also for the one-year period, Lipper Analytical Services ranked it #1 of 18 health/biotechnology funds.3 For the five-year period ended 10/31/95, the fund was ranked #3 of 8 funds; and for ten years, #1 of 5. (Of course, past performance is not a guarantee of future results.)2
  During 1995, fund performance has been boosted by a wave of buyouts and mergers throughout the health sector. Recent examples include the merger of Nellcor and Puritan Bennett, as well as the pending merger between Upjohn and Pharmacia. This industry consolidation cuts overhead costs, reduces duplication of effort, and creates other synergies which can translate into short-term profits and long-term improved growth.

  While industry consolidation provides a boost, the portfolio's fundamental performance is tied to the selection of companies with greater-than-average growth opportunities. Health Sciences Portfolio invests in companies and technologies that have the potential to fulfill unmet medical needs or improve quality of life, while providing attractive returns over the long-term.
  Throughout 1995, the portfolio has maintained large holdings in medical products (weighting of 23.24% at 10/31/95) such as Nellcor Puritan Bennett and Boston Scientific. These companies continue to turn in strong performances due to an increasing number of surgical procedures and an improving regulatory climate at the FDA, as well as economic synergies achieved through consolidation.

Graph:
      This line graph represents a comparison of the value of a $10,000 investment in INVESCO Strategic Portfolios, Inc. - Health Sciences Portfolio to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 10/31/95*

  Pharmaceutical holdings such as Biovail Corp and Forest Laboratories also have performed well in the improved FDA climate, with recent approvals of some promising new drugs. In addition, it is anticipated that several biotechnology firms will conduct successful clinical trials, leading to FDA approval for their products. With the current attractive pricing in this industry, the fund is gradually increasing holdings in biotech firms which we believe have superior opportunities for success.
  We believe the health services industry represents another recent mixed performer with strong future potential. During 1995, Health Sciences Portfolio dramatically cut back on HMO holdings, from 21% in January to a current level of less than 4%. However, we believe that pricing in this industry has now absorbed most of the effects of earlier negative news, and are searching for companies whose growth potential appears to be under-recognized by the market. Building up the HMO holdings now could result in better-than-average performance when the market finally does recognize these companies' intrinsic value.
  The health-services industry offers opportunity in associated fields as well. Health-related computer systems providers, such as HBO & Co, have allowed the fund to participate in returns from 1995's technology boom.
  In our opinion, the outlook for Health Sciences Portfolio remains positive as we move into 1996 and beyond. An aging America demands improved health care options, and is likely to continue to do so regardless of the economic climate.
     Health Sciences Portfolio is co-managed by INVESCO Senior Vice President Barry Kurokawa and Vice President John Schroer. Mr. Kurokawa holds an MBA from Loyola Marymount University and a BA from California State University. He began his investment career in 1984. Mr. Schroer is a Chartered Financial Analyst who started his investment career in 1989, after earning an MBA and BA from the University of Wisconsin. He also manages Emerging Growth Fund.

Leisure Portfolio

                                 Leisure Portfolio
                          Average Annualized Total Return
                                  as of 10/31/952

                        1 year                         9.98%
                        --------------------------------------
                        5 years                       26.33%
                        --------------------------------------
                        10 years                      19.16%
                        --------------------------------------

  For the five- and ten-year periods ended 10/31/95, independent mutual fund analyst Morningstar awarded Leisure Portfolio its highest rating, Five Stars.4 For the one-year period ended 10/31/95, the fund had a total return of 9.98%, compared to 26.32% for the S&P 500.1 (Of course, past performance is not a guarantee of future results.)2
  A sluggish consumer-spending environment, uncertainty surrounding communications deregulation, a slowdown in the advertising market, and losses in the gaming industry all worked to hold back 1995 returns in the leisure sector. However, despite these negatives, the fund's focus on individual companies with attractive pricing and emerging opportunities allowed for calendar year-to-date performance of 12.51% as of 10/31/95. (Of course, past performance is not a guarantee of future results.)2
  By adhering to this focus, we were able to capitalize on several stocks that performed well despite lackluster growth in their industries. Examples include lodging stocks HFS, Inc and Studio Plus Hotels, as well as Boston Chicken in the retail food and restaurant sector.

Graph:
      This line graph represents a comparison of the value of a $10,000 investment in INVESCO Strategic Portfolios, Inc. - Leisure Portfolio to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 10/31/95*

  One industry exhibiting consistently superior performance throughout 1995 has been the consumer software industry. Expanding PC market boundaries and the shift to CD-ROM has resulted in strong returns from software companies such as Sierra On- Line.
  Merger and buyout activity contributed to positive returns as well. Consolidations between such giants as Disney (Walt) Co and Capital Cities/ABC, as well as Time Warner and Turner Broadcasting System, mean lower costs and greater efficiencies, leading to greater long-term profitability.
  Looking forward, we expect the anticipated approval of the Telecommunications Deregulation Act to be a positive catalyst for growth. The Act provides for deregulation of the cable industry and flexibility of ownership rules for radio and television broadcasters. These changes should support future growth for holdings such as Turner Broadcasting System and Lin Television.
  In other sectors, major new Las Vegas attractions planned for 1996 should boost returns in the gaming area. In addition, continued industry consolidation of small, independent organizations into large, successful operators such as Harrah's Entertainment provides profit-enhancing economies of scale.
  Over the long-term, the fund's broad "leisure" definition allows it to diversify among a wide range of industries -- from video games to fashion trends, restaurants or the movies. As consumer disposable income continues to creep up, Leisure Portfolio has the flexibility to reallocate as necessary to accommodate changing trends and tastes.
     INVESCO Senior Vice President Timothy J. Miller manages Leisure Portfolio. A Chartered Financial Analyst, he has fifteen years of experience in professional money management; he holds an MBA from the University of Missouri as well as a BSBA from St. Louis University. Mr. Miller also manages Dynamics Fund, and is assisted by Amy Selner, who joined INVESCO in 1991. She is a graduate of Creighton University, Omaha, where she earned a BSBA in finance and marketing.

Technology Portfolio

                               Technology Portfolio
                          Average Annualized Total Return
                                  as of 10/31/952

                        1 year                        42.19%
                        --------------------------------------
                        5 years                       33.96%
                        --------------------------------------
                        10 years                      22.10%
                        --------------------------------------

  For the one-year period ended 10/31/95, Technology Portfolio achieved a total return of 42.19%, compared to 26.32% for the S&P 500.1 For the three-, five-, and ten-year periods, independent mutual fund analyst Morningstar awarded Technology Portfolio its highest rating, Five Stars.4 (Of course, past performance is not a guarantee of future results.)2
  The technology sector continues to rise to new heights, showing returns that have significantly outperformed the broad market. During 1995, Technology Portfolio kept pace with the sector's success by emphasizing companies with highly predictable earnings and attractive valuations.
  As technology performance has outpaced the market, we felt that many technology stocks had become over-valued. In light of this belief, and awareness of a potential seasonal slow-down, we positioned the fund defensively from March through July.
  The anticipated slowdown did not occur at that time, leaving Technology Portfolio's mid-year performance somewhat below the sector. However, the defensive posture enhanced the fund's positive performance for the volatile three months ended 10/31/95. In the face of several market sell-offs, the fund achieved a positive three-month return of 5.31%. (Of course, past performance is not a guarantee of future results.)2

Graph:
      This line graph represents a comparison of the value of a $10,000 investment in INVESCO Strategic Portfolios, Inc. - Technology Portfolio to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 10/31/95*

  The realization of this long-awaited decline has created an opportunity for us to move away from our defensive posture. As time progresses, we can focus on purchasing undervalued stocks in more aggressive companies with higher growth potential.
  Toward  this end, we continue  to  maintain  wide  diversification  among many different technologies. We have increased exposure to health technology companies such as Nellcor Puritan Bennett, which stand to benefit from long-term demand for improved health services and an improving regulatory climate at the FDA. In addition, we've added to weightings in communications technology, such as Ericsson (L M) Telephone ADR.
  Projections for technology remain positive as final demand for all types of computers remains strong, and shortages of semiconductors have limited computer supply and kept prices stable. Additionally, continued merger and buyout activity contributes to economies of scale that make production more efficient, leading to increased profitability over the long-term.
  Technology Portfolio is managed by investment veteran Daniel B. Leonard, who also manages Gold Portfolio. His experience in investment management extends back to 1960. Mr. Leonard joined INVESCO in 1975 and is now a Senior Vice President. He attended the New York University Graduate School of Business and holds a BA from Washington & Lee University. He is assisted by INVESCO Vice President Gerard Hallaren. He earned his BA from the University of Massachusetts at Amherst and joined INVESCO in 1994.

Utilities Portfolio

                                Utilities Portfolio
                          Average Annualized Total Return
                                  as of 10/31/952

                        1 year                        13.48%
                        --------------------------------------
                        5 years                       13.69%
                        --------------------------------------
                        Since inception (6/86)        10.48%
                        --------------------------------------

  For the one-year period ended 10/31/95, Utilities Portfolio had a total return of 13.48%, compared to 26.32% for the S&P 500.1 (Of course, past performance is not a guarantee of future results.)2
  The fund's performance was slightly below the average utility fund, which returned 17.55% for the twelve months ended 10/31/95 as reported by Lipper Analytical Services.3 However, we are closing the gap with our peers, turning in 17.98% since January. (Of course, past performance is not a guarantee of future results.)2

Graph:
      This line graph represents a comparison of the value of a $10,000 investment in INVESCO Strategic Portfolios, Inc. - Utilities Portfolio to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (6/86) through 10/31/95*

  Returns suffered earlier in the year due to under-weighting in electric utility stocks, which performed strongly in the wake of the long-term bond rally. We quickly adjusted our portfolio, however, increasing our holdings in this industry from 14% in January to 24% in February, and gradually building through the year to the current level of almost 30%. However, should interest rates rise, utilities in general, and electric utilities in particular, would come under some pressure. With this in mind, the portfolio continues to represent a broad cross-section of the various utility sectors. In particular, we are placing a strong emphasis on growth- oriented telecommunication companies such as U S WEST Communications Group and Southern New England Telecommunications.
  Over the long-term, utilities' traditional purpose is to hedge against market downturns while providing above-average dividends. On the fixed-income front, the fund maintains a conservative position in the fixed-income market. Most of these investments are held in shorter-term U.S. government bonds (five years or less) to increase the liquidity and yield of the fund.
  Utilities Portfolio is managed by Vice President Brian Kelly. He is a Certified Public Accountant, who began his investment career in 1986 with Sears Investment Management Company. Mr. Kelly earned an MBA and JD from the University of Iowa, as well as a BA from the University of Notre Dame.

  1 The S&P 500 and Dow Jones Industrial Average are unmanaged indexes considered representative of the performance of the broad U.S stock market. The Lehman Government/Corporate Bond Index is an unmanaged index illustrating the broad fixed-income markets.
  2 Total return assumes reinvestment of dividends and capital gain distributions for the periods indicated. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than when purchased.
  3 Rankings provided by Lipper Analytical Services, an independent fund analyst, are based upon total return performance unadjusted for commissions.
  4 Morningstar's proprietary ratings reflect historical risk-adjusted performance as of 10/31/95 and are subject to change every month. These ratings are calculated from the funds' 3-, 5-, and 10-year average annual total returns (based on available track records) in excess of 90-day Treasury bill returns. The top 10% of funds in an investment category receive 5 stars; the next 22.5% receive 4 stars; the next 35%, 3 stars.
  There are 16 Specialty Financial funds ranked by Morningstar. Strategic Financial Services Portfolio's 3-year rating is 4 stars, and its 5-year rating is 5 stars.
  There are 18 Specialty Health funds ranked by Morningstar. Strategic Health Science Portfolio's 3-year rating is 2 stars, its 5-year rating is 3 stars, and its 10-year rating is 5-stars.
  There are 16 Specialty Unaligned funds ranked by Morningstar. Strategic Leisure Portfolio's 3-year rating is 4 stars, and its 5- and 10-year ratings are 5 stars.
  There are 27 Specialty Technology funds ranked by Morningstar. Strategic Technology Portfolio's 3-year rating is 5 stars, its 5-year rating is 5 stars, and its 10-year rating is 5 stars.

INVESCO Strategic Portfolios, Inc.
Ten Largest Common Stock Holdings
October 31, 1995

Description                                                  Value
------------------------------------------------------------------
ENERGY Portfolio
British Petroleum PLC ADR                               $2,479,825
TransTexas Gas                                           2,224,000
Transocean A/S                                           2,028,410
Mobil Corp                                               2,015,000
Anadarko Petroleum                                       1,951,875
Schlumberger Ltd                                         1,867,500
Royal Dutch Petroleum 5 Gldr Shrs                        1,843,125
Camco International                                      1,830,000
Union Pacific Resources Group                            1,820,000
United Meridian                                          1,687,500

ENVIRONMENTAL SERVICES Portfolio
Thermo Electron                                         $1,490,400
ARCO Chemical                                            1,421,000
TETRA Technologies                                       1,325,000
Wheelabrator Technologies                                1,250,625
IMCO Recycling                                           1,234,100
Millipore Corp                                           1,114,312
Betz Laboratories                                          845,250
Agrium Inc                                                 799,500
Harsco Corp                                                770,150
Pioneer Hi-Bred International                              744,375

FINANCIAL SERVICES Portfolio
Columbia/HCA Healthcare                                $19,650,000
BankAmerica Corp                                        17,250,000
American General                                        16,437,500
Foundation Health                                       15,890,625
Leucadia National                                       13,781,250
International Business Machines                         13,615,000
Torchmark Corp                                          13,487,500
Jefferson-Pilot Corp                                    13,200,000
Wells Fargo                                             12,607,500
Mid Ocean Ltd                                           11,383,675

GOLD Portfolio
Diamond Fields Resources                               $20,627,084
Franco-Nevada Mining                                    10,854,893
Golden Star Resources                                    8,289,938
Aber Resources Ltd                                       7,950,000
Euro-Nevada Mining                                       6,382,119
Teck Corp Class B
   Zahlungsausgleich                                     5,384,951
TVX Gold                                                 4,550,000
Agnico Eagle Mines                                       4,400,000
MK Gold                                                  4,387,500

HEALTH SCIENCES Portfolio
HBO & Co                                               $34,308,090
Nellcor Puritan Bennett                                 34,212,500
American Home Products                                  31,905,000
Boston Scientific                                       27,069,525
Merck & Co                                              25,875,000
Forest Laboratories                                     24,204,375
ALPHARMA Inc Class A                                    24,000,000

IDEXX Laboratories                                      21,882,750
Amgen Inc                                               21,600,000
Medtronic Inc                                           20,790,000

LEISURE Portfolio
Boston Chicken                                         $10,312,812
U S WEST                                                 7,143,750
HFS Inc                                                  7,031,500
Turner Broadcasting System Class B                       6,468,750
Tele-Communications International  Class A               6,463,963
McGraw-Hill Cos                                          6,140,625
Seagram Co Ltd                                           6,012,000
Harrah's Entertainment                                   6,004,350
Harcourt General                                         5,706,000
Lin Television                                           5,496,000

TECHNOLOGY Portfolio
First Data                                             $19,837,500
Nokia Corp Sponsored ADR
  Representing Ord A Shrs                               19,512,500
Intuit Inc                                              14,400,000
HBO & Co                                                14,150,000
General Motors Class E                                  14,137,500
Ascend Communications                                   13,000,000
Ericsson (L M) Telephone ADR
   Representing Class B Shrs                            12,815,625
Solectron Corp                                          12,075,000
MEMC Electronic Materials                               12,000,000
Diamond Fields Resources                                10,761,957

UTILITIES Portfolio
US WEST Communications Group                            $6,583,750
Public Service of Colorado                               5,630,625
IES Industries                                           4,946,925
Granada Group PLC                                        4,479,974
Southern New England
   Telecommunications                                    4,461,437
Rochester Gas & Electric                                 4,326,350
NYNEX Corp                                               3,760,000
Commonwealth Energy Systems SBI                          3,364,575
Entergy Corp                                             3,343,050
Television Broadcasts Ltd                                2,974,987

Composition of holdings is subject to change.

INVESCO Strategic Portfolios, Inc.
Statement of Investment Securities
October 31, 1995
                                         Country Code    Shares or
                                                   if    Principal
Description                                Applicable       Amount         Value
--------------------------------------------------------------------------------
ENERGY Portfolio
COMMON STOCKS & RIGHTS  95.58%
COMPUTER RELATED   3.25%
Landmark Graphics*                                         65,000    $ 1,413,750
                                                                    ------------
ELECTRONICS   2.58%
Input/Output Inc*                                          30,000      1,121,250
                                                                    ------------
Oil & Gas   87.11%
EQUIPMENT   12.53%
Baker Hughes                                               30,000        588,750
Camco International                                        80,000      1,830,000
Dresser Industries                                         40,000        830,000
Smith International*                                       74,000      1,184,000
Tesco Corp*                                       CA      100,000        282,525
Varco International*                                       80,000        730,000
                                                                    ------------
                                                                       5,445,275
                                                                    ------------
EXPLORATION & PRODUCTION  22.54%
Anadarko Petroleum                                         45,000      1,951,875
Anderson Exploration*                             CA       10,000         91,077
Bellwether Exploration*                                    68,500        368,187
Cairn Energy USA*                                          48,000        576,000
Forcenergy Gas Exploration
  Rights*@^                                                 9,342              0
Pogo Producing                                             40,000        805,000
TransTexas Gas*                                           139,000      2,224,000
Union Pacific Resources Group*                             80,000      1,820,000
Union Texas Petroleum Holdings                             15,000        270,000
United Meridian*                                          100,000     $1,687,500
                                                                    ------------
                                                                       9,793,639
                                                                    ------------
FIELD SERVICES  17.02%
BJ Services*                                               10,000        235,000
Dawson Geophysical*                                        42,900        429,000
Halliburton Co                                             30,000      1,245,000
Nabors Industries*                                         10,000         86,250
Petroleum Geo-Services A/S
  Sponsored ADR*                                  NO       30,000        581,250
Schlumberger Ltd                                           30,000      1,867,500
Tidewater Inc                                              35,000        923,125
Transocean A/S*                                   NO      133,000      2,028,410
                                                                    ------------
                                                                       7,395,535
                                                                    ------------
INTEGRATED  10.91%
Amerada Hess                                               10,000        451,250
Amoco Corp                                                 25,400      1,622,425
Kerr-McGee Corp                                            10,000        551,250
Louisiana Land & Exploration                               20,000        707,500
Phillips Petroleum                                         30,000        967,500
USX-Marathon Group                                         10,000        177,500
Unocal Corp                                                10,000        262,500
                                                                    ------------
                                                                       4,739,925
                                                                    ------------

INTERNATIONAL   20.97%
British Petroleum PLC ADR                         UK       28,100      2,479,825
Mobil Corp                                                 20,000      2,015,000
Oil Search Ltd                                    PP      500,000        422,189
Royal Dutch Petroleum
   5 Gldr Shrs                                    NL       15,000      1,843,125
Shell Transport & Trading
   PLC New York Shrs                              UK       20,000      1,425,000
Total Cie Francaise des
   Petroles SA Sponsored ADR
   Representing Ord B Shrs                        FR       30,000        926,250
                                                                    ------------
                                                                       9,111,389
                                                                    ------------
OFFSHORE DRILLING  1.16%
ENSCO International*                                       30,000        506,250
                                                                    ------------
REFINING/MARKETING  0.59%
Diamond Shamrock                                           10,000        257,500
                                                                    ------------
UTILITIES  1.39%
Questar Corp                                               20,000        602,500
                                                                    ------------
   TOTAL OIL & GAS                                                    37,852,013
                                                                    ------------
UTILITIES  2.64%
US WEST Communications
  Group*                                                   40,000      1,145,000
                                                                    ------------
TOTAL COMMON STOCKS & RIGHTS
   (Cost $41,886,040)                                                 41,532,013
                                                                    ------------
PREFERRED STOCKS  2.12%
OIL & GAS -- PRODUCTION/
   PIPELINE  2.12%
Tejas Gas, Depository Shrs
   (Each shr consists of
   one-fifth interest in a shr of
   5.25% Conv Pfd)
   (Cost $931,176)                                         20,000        920,000
                                                                    ------------
FIXED INCOME SECURITIES  2.30%
OIL & GAS -- EXPLORATION
   & PRODUCTION  2.30%
Forcenergy Gas Exploration
   Exch Conv Sub Notes^
   7.000%, 9/15/2000
   (Cost $1,000,000)                                   $1,000,000    $ 1,000,000
                                                                    ------------

TOTAL INVESTMENT
   SECURITIES AT VALUE  100.00%
   (Cost $43,817,216)
   (Cost for Income Tax Purposes
   $44,159,958)                                                      $43,452,013
                                                                    ============

ENVIRONMENTAL SERVICES Portfolio
COMMON STOCKS  74.88%

AGRICULTURAL  4.04%
Cadiz Land*                                                30,000    $   146,250
Pioneer Hi-Bred International                              15,000        744,375
                                                                    ------------
                                                                         890,625
                                                                    ------------
BUILDING & CONSTRUCTION
   RELATED  3.33%
Fluor Corp                                                 13,000        734,500
                                                                    ------------
CHEMICALS  17.10%
ARCO Chemical                                              29,000      1,421,000
Agrium Inc                                                 19,500        799,500
Betz Laboratories                                          21,000        845,250
Vigoro Corp                                                16,200        702,675
                                                                    ------------
                                                                       3,768,425
                                                                    ------------
ENERGY  5.67%
Wheelabrator Technologies                                  87,000      1,250,625
                                                                    ------------
Pollution Control  30.11%
RECYCLING  15.11%
Harsco Corp                                                14,600        770,150
IMCO Recycling                                             57,400      1,234,100
TETRA Technologies*                                       100,000      1,325,000
                                                                    ------------
                                                                       3,329,250
                                                                    ------------
SERVICES  15.00%
Browning-Ferris Industries                                 22,350        650,944
Continental Waste Industries*                              14,700        253,575
Newpark Resources*                                         20,000        317,500
Rollins Environmental Services*                            70,000        236,250
Sanifill Inc*                                               8,100        255,150
United Waste Systems*                                       6,000        237,000
WMX Technologies                                           25,400        714,375
Waste Management International
   PLC ADR*                                                40,000        405,000
Western Waste Industries*                                  12,000        237,000
                                                                    ------------
                                                                       3,306,794
                                                                    ------------
   TOTAL POLLUTION
    CONTROL                                                            6,636,044
                                                                    ------------
SCIENTIFIC INSTRUMENTS  11.82%
Millipore Corp                                             31,500      1,114,312
Thermo Electron*                                           32,400      1,490,400
                                                                    ------------
                                                                       2,604,712
                                                                    ------------
UTILITIES  2.81%
Idaho Power                                                22,300        618,825
                                                                    ------------
TOTAL COMMON STOCKS
   (Cost $15,582,437)                                                 16,503,756
                                                                    ------------
PREFERRED STOCKS 0.52%
  POLLUTION CONTROL - RECYCLING 0.52%
Cyclean Inc, Series D Pfd*^
   (Cost $500,000)                                        125,000        115,000
                                                                    ------------

SHORT-TERM INVESTMENTS -
   REPURCHASE AGREEMENTS  24.60%
Repurchase  Agreement  with State
   Street Bank & Trust Co dated
   10/31/1995 due 11/1/1995 at 5.750%,
   repurchased at $5,422,866
   (Collateralized by US Treasury
   Notes due 5/15/2005 at 12.000%,
   value $5,534,866)(Cost $5,422,000)                 $ 5,422,000      5,422,000
                                                                    ------------
TOTAL INVESTMENT
   SECURITIES AT VALUE  100.00%
   (Cost $21,504,437)
   (Cost for Income Tax Purposes
   $21,549,437)                                                     $ 22,040,756
                                                                    ============

FINANCIAL SERVICES Portfolio
COMMON STOCKS  95.05%
BANKING  40.78%
Banc One                                                  300,000   $ 10,125,000
Bank of Boston                                            200,000      8,900,000
BankAmerica Corp                                          300,000     17,250,000
Chase Manhattan                                           150,000      8,550,000
Chemical Banking                                          150,000      8,531,250
Citicorp                                                  175,000     11,353,125
Compass Bancshares                                        225,000      6,975,000
First Chicago                                             165,000     11,199,375
First of America Bank                                     250,000     10,656,250
Firstar Corp                                              300,000     10,612,500
KeyCorp                                                   300,000     10,125,000
NBD Bancorp                                               250,000      9,500,000
NationsBank Corp                                           75,000      4,931,250
Regions Financial                                         180,000      7,177,500
Republic New York                                         135,000      7,914,375
US Bancorp                                                325,000      9,628,125
Wells Fargo                                                60,000     12,607,500
West One Bancorp                                           40,000      1,700,000
                                                                    ------------
                                                                     167,736,250
                                                                    ------------
COMPUTER RELATED  5.28%
International Business Machines                           140,000     13,615,000
VeriFone Inc*                                             300,000      8,100,000
                                                                    ------------
                                                                      21,715,000
                                                                    ------------
EXPLORATION & MINING  1.05%
Diamond Fields Resources*                                 240,000    $ 4,304,783
                                                                    ------------
FINANCE RELATED  2.42%
Dean Witter Discover                                      200,000      9,950,000
                                                                    ------------
HEALTH CARE FACILITIES  4.78%
Columbia/HCA Healthcare                                   400,000     19,650,000
                                                                    ------------
HEALTH MAINTENANCE ORGANIZATIONS  7.57%
Foundation Health*                                        375,000     15,890,625
Mid Atlantic Medical Services*                            400,000      7,950,000
PacifiCare Health Systems   Class B*                      100,000      7,275,000
                                                                    ------------
                                                                      31,115,625
                                                                    ------------

INSURANCE  30.73%
ACE Ltd                                                   200,000      6,800,000
ALLIED Group                                              250,000      8,125,000
Allmerica Property & Casualty                              85,000      1,933,750
Allstate Corp                                             150,000      5,512,500
American General                                          500,000     16,437,500
American International Group                              100,000      8,437,500
CNA Financial*                                             20,000      2,280,000
Equitable of Iowa                                         100,000      3,500,000
Jefferson-Pilot Corp                                      200,000     13,200,000
Leucadia National                                         250,000     13,781,250
Mid Ocean Ltd                                             321,800     11,383,675
Ohio Casualty                                             150,000      5,325,000
PartnerRe Holdings Ltd                                    380,000     10,117,500
PennCorp Financial Group                                  255,000      6,088,125
Torchmark Corp                                            325,000     13,487,500
                                                                    ------------
                                                                     126,409,300
                                                                    ------------
REAL ESTATE RELATED  2.44%
Insignia Financial Group Class A*                         167,800      4,530,600
Regency Realty~                                           325,000      5,525,000
                                                                    ------------
                                                                      10,055,600
                                                                    ------------
TOTAL COMMON STOCKS
   (Cost $361,466,469)                                               390,936,558
                                                                    ------------
SHORT-TERM INVESTMENTS -
   COMMERCIAL PAPER  4.95%
FINANCE RELATED  4.95%
Associates Corp of North America
   5.870%, 11/1/1995
   (Cost $20,344,000)                                $ 20,344,000     20,344,000
                                                                    ------------
TOTAL INVESTMENT SECURITIES AT VALUE 100.00%
   (Cost  $381,810,469)  (Cost for
   Income Tax Purposes $381,817,025)                                $411,280,558
                                                                    ============

GOLD Portfolio
COMMON STOCKS  89.84%
BANKING  3.63%
Bank fuer Internationalen
   Zahlungsausgleich*                             SZ          600    $ 5,384,951
                                                                    ------------
EXPLORATION & MINING  86.21%
Aber Resources Ltd*~                              CA    1,200,000    $ 7,950,000
Acacia Resources Ltd*                             AS      400,000        654,202
Agnico Eagle Mines                                CA      400,000      4,400,000
Arequipa Resources*                               CA      746,000        693,300
Arizona Star Resource*                            CA      600,000        267,655
Bema Gold*                                        CA    1,000,000      1,812,500
Bolivar Goldfields*                               CA      500,000        353,156
Bre-X Minerals Ltd*                               CA       50,000      1,737,898
Canyon Resources*                                 US      750,000      1,453,125
Carson Gold*~                                     CA      470,800        402,538
Cathedral Gold*                                   CA      450,000      1,020,434

Consolidated Ramrod Gold*                         CA      551,000        852,328
Crown Resources*~                                 US      960,000      3,960,000
Dayton Mining*                                    CA      946,000      3,429,250
Delta Gold Mining Class A*                        CA      250,000        139,404
Diamond Fields Resources*                         CA    1,150,000     20,627,084
Eden Roc Mineral*                                 CA      450,000        471,741
Euro-Nevada Mining                                CA      192,900      6,382,119
First Dynasty Mines Ltd*                          CA      691,800      3,891,375
Francisco Gold*~                                  CA      400,000      1,085,489
Franco-Nevada Mining                              CA      200,000     10,854,893
Gasgoyne Gold Mines NL                            AS      200,000        252,552
Golden Shamrock Mines*                            AS    5,000,000      2,738,520
Golden Star Resources*~                           CA    1,700,500      8,289,938
Goldfields Ltd*                                   AS      333,333        824,091
Great Central Mines NL*                           AS      600,000      1,223,206
Greenstone Resources Ltd*                         CA      750,000      1,828,125
Guyana Gold*~                                     CA      600,000        379,177
Guyanor Ressources SA Class B*                    FR      689,000      1,536,785
High River Gold Mines Ltd*                        CA      249,500        565,774
International Capri Resources*~                   CA      400,000        475,830
International Taurus Resources*                   CA      300,000        959,096
Loki Gold*~                                       CA    1,685,000      2,254,990
MK Gold*~                                         US    1,350,000      4,387,500
Manhattan Minerals*                               CA      199,000        399,475
Metallica Resources*                              CA      200,000        370,256
Miramar Mining*                                   CA      466,100      2,374,197
Monarch Resources*                                CA      280,000        228,993
Original Sixteen to One Mine*                     US       96,100        408,425
Orvana Minerals*~                                 CA    1,300,000      4,059,432
Prime Resources Group*                            CA      300,000      2,174,696
Queenstake Resources*~                            CA      800,000        350,925
Rea Gold*                                         CA      300,000        525,000
Royal Oak Mines*                                  CA      400,000      1,475,000
San Fernando Mining*~                             CA      600,000        267,655
Solitario Resources*                              CA      204,000        182,005
Stillwater Mining*                                US       50,000        843,750
Sutton Resources Ltd*                             US      100,000        925,000
TVX Gold*                                         CA      700,000      4,550,000
Teck Corp Class B                                 CA      300,000      5,520,382
Texas Star Resources*                             US      500,000        125,000
Trillion Resources*~                              CA      606,800      1,488,785
Vengold Inc*                                      CA      339,300        360,506
Viceroy Resources*~                               CA      458,700      1,790,444
Yamana Resources*~                                CA      700,000      1,353,143
                                                                    ------------
                                                                     127,927,144
                                                                    ------------
TOTAL COMMON STOCKS
   (Cost $149,411,252)                                               133,312,095
                                                                    ------------
PREFERRED STOCKS 6.28%
 EXPLORATION & MINING 1.18%
Hecla Mining, $3.50, Series B
  Cum Conv Pfd                                    US       42,100      1,747,150
                                                                    ------------
METALS  5.10%
Freeport McMoran Copper
   & Gold, 7.000%, Conv Pfd                       US      300,000      7,575,000
                                                                    ------------
TOTAL PREFERRED STOCKS
   (Cost $9,244,651)                                                   9,322,150
                                                                    ------------

FIXED INCOME SECURITIES 3.88%
 EXPLORATION & MINING 2.87%
Bema Gold, Conv Sub Deb
   7.500%, 2/28/2000                              CA  $ 3,860,000      4,255,650
                                                                    ------------
METALS  1.01%
Canyon Resources, Conv Sub
   Notes, 6.000%, 6/1/1998^                       US    2,000,000      1,492,500
                                                                    ------------
TOTAL FIXED INCOME SECURITIES
   (Cost $5,860,000)                                                   5,748,150
                                                                    ------------
TOTAL INVESTMENT SECURITIES AT VALUE 100.00%
   (Cost  $164,515,903)  (Cost for
   Income Tax Purposes $164,553,809)                                $148,382,395
                                                                    ============


HEALTH SCIENCES Portfolio
COMMON STOCKS & WARRANTS  75.07%
BIOTECHNOLOGY  6.48%
Amgen Inc*                                                450,000   $ 21,600,000
BioCryst Pharmaceuticals*                                 250,000      2,593,750
Cephalon Inc*                                             535,000     16,050,000
Creative BioMolecules*                                    700,000      3,675,000
Ecogen Technologies I*^~                                      100      1,320,000
ImClone Systems*~                                         650,000      2,315,625
MedClone Inc Warrants
   (Exp 1998)*^@                                          500,000              0
Metra Biosystems*^                                        275,081      3,816,749
Unisyn Technologies*^~                                     31,132         31,132
UroMed Corp*                                              429,333      4,561,663
Xenometrix Inc*^~                                         145,642        873,852
                                                                    ------------
                                                                      56,837,771
                                                                    ------------
COMPUTER RELATED  4.94%
Cerner Corp*                                              340,000      9,010,000
HBO & Co                                                  484,920     34,308,090
                                                                    ------------
                                                                      43,318,090
                                                                    ------------
HEALTH CARE FACILITIES  3.69%
Assisted Living Concepts*~                                250,000      3,593,750
Columbia/HCA Healthcare                                   265,000     13,018,125
OrNda Healthcorp*                                         387,000      6,820,875
Salick Health Care*~                                      245,000      8,911,875
                                                                    ------------
                                                                      32,344,625
                                                                    ------------
MEDICAL EQUIPMENT & SUPPLIES  2.84%
Becton Dickinson & Co                                     265,500     17,257,500
Diametrics Medical*~                                       30,000        230,625
Diametrics Medical*^~                                     409,554      3,148,446
EP Technologies*                                          350,000      4,331,250
                                                                    ------------
                                                                      24,967,821
                                                                    ------------
MEDICAL INSTRUMENTS  4.86%
IDEXX Laboratories*                                       537,000     21,882,750

Medtronic Inc                                             360,000     20,790,000
                                                                    ------------
                                                                      42,672,750
                                                                    ------------
MEDICAL PRODUCTS  23.24%
Baxter International                                      330,000     12,746,250
Biomet Inc*                                             1,095,000     18,204,375
Boston Scientific*                                        642,600     27,069,525
Clarus Medical Systems Warrants
   (Exp 2000)*^@~                                          11,119              0
Corvita Corp*                                             100,000        800,000
Depotech Corp*                                            275,000      3,987,500
Electroscope Inc*^~                                       157,500        787,500
Electroscope Inc Warrants
   (Exp 1996)*^@~                                          42,000              0
Emisphere Technologies*~                                  500,000      3,937,500
Guidant Corp                                              550,000     17,600,000
KeraVision Inc Series E*^                                 206,185      2,296,385
Matrix Pharmaceutical*~                                   561,200      8,137,400
Nellcor Puritan Bennett*                                  595,000     34,212,500
Penederm Inc*                                             255,000      2,518,125
Pharmacia AB Sponsored ADR
   Representing Series A Shrs                             305,000     10,675,000
ResMed Inc*~                                              445,000      6,675,000
St Jude Medical*                                          385,000     20,501,250
Sepracor Inc*                                             360,000      6,075,000
Sofamor/Danek Group*                                      775,000     18,987,500
Tecnol Medical Products*                                  463,700      8,810,300
                                                                    ------------
                                                                     204,021,110
                                                                    ------------
MEDICAL RELATED -- DRUGS  23.93%
ALPHARMA Inc Class A~                                   1,000,000     24,000,000
American Home Products                                    360,000     31,905,000
Astra AB Series A Shrs                                    450,000     16,527,206
Biovail Corp*                                             387,443     15,013,416
CIMA Labs*~                                               466,666      3,324,995
Crown Laboratories*^~                                     759,792      1,170,555
Dura Pharmaceuticals*                                      80,000      2,340,000
Forest Laboratories*                                      585,000     24,204,375
INCYTE Pharmaceuticals*                                   180,000      3,735,000
Merck & Co                                                450,000     25,875,000
Mylan Laboratories                                        795,000     15,105,000
Neurobiological Technologies*                             150,000        637,500
Pharmos Corp*~                                            670,992      1,300,047
Sandoz AG Registered Shrs                                  20,700     17,066,336
Shaman Pharmaceuticals*                                   166,667      1,104,169
Sparta Pharmaceuticals*^~                                 500,000      1,125,000
Univax Biologics*                                         350,000      2,209,375
Vical Inc*                                                275,000      2,818,750
Watson Pharmaceuticals*                                   460,100     20,589,475
                                                                    ------------
                                                                     210,051,199
                                                                    ------------
MEDICAL SERVICES  5.09%
Medical Associates of America*^~                          502,935              1
Omnicare Inc                                              340,000     12,325,000
PhyCor Inc*                                               360,000     13,230,000
Quintiles Transnational*                                  240,200     15,432,850
RoTech Medical*                                           162,000      3,685,500
                                                                    ------------
                                                                      44,673,351
                                                                    ------------

TOTAL COMMON STOCKS
   & WARRANTS
   (Cost $495,910,443)                                               658,886,717
                                                                    ------------
PREFERRED STOCKS  2.54%
BIOTECHNOLOGY  1.56%
Cambridge Heart, Series A
   Conv Pfd*^~                                          1,200,000      1,800,000
Ingenex Inc, Series B Pfd*^~                              103,055        600,000
Janus Biomedical, Series A
   Conv Pfd*^~                                            400,000      1,000,000
MedClone Inc, Series G
  Conv Pfd*^                                              581,396        697,675
Multum Information Services
   Series C Pfd*^~                                        571,429      1,468,573
OrbTek Inc, Series A
   Conv Pfd*^                                             476,190        999,999
Osiris Therapeutics, Series C
   Conv Pfd*^                                             382,353      1,300,000
Physicians Online, Series A
   Conv Pfd*^                                             361,350      3,219,628
Titan Pharmaceuticals, Series A
   Pfd*^~                                                 922,617      2,306,543
Unisyn Technologies, Series A
   Conv Pfd*^~                                            359,501        359,501
                                                                    ------------
                                                                      13,751,919
                                                                    ------------
MEDICAL PRODUCTS  0.40%
Cardiometrics Inc, Series C
   Conv Pfd*^                                             375,000      1,500,000
Clarus Medical Systems
   Series I Conv Pfd*^~                                   533,320        399,990
   Series II Conv Pfd*^~                                  111,196         83,397
Landec Corp, Series D
   Conv Pfd*^~                                          1,086,957      1,500,001
                                                                    ------------
                                                                       3,483,388
                                                                    ------------
MEDICAL SERVICES  0.58%
Advanced Health
   Series A Conv Pfd*^                                    485,900      3,187,504
  Series B Conv Pfd*^                                     282,900      1,892,601
                                                                    ------------
                                                                       5,080,105
                                                                    ------------
TOTAL PREFERRED STOCKS
   (Cost $17,583,027)                                                 22,315,412
                                                                    ------------
FIXED INCOME SECURITIES  0.03%
BIOTECHNOLOGY  0.01%
MedClone Inc
   10.000%, Promissory Notes^                              73,680         73,680
                                                                    ------------
MEDICAL EQUIPMENT & SUPPLIES  0.02%
Tetrad Corp
   6.000%, Conv Promissory
    Notes^>                                               500,000            100
   10.000%, Sr Sub Promissory
    Notes^**                                              147,000        147,000
                                                                    ------------
                                                                         147,100
                                                                    ------------

MEDICAL SERVICES  0.00%
Medical Associates of America
   Conv Sr Notes
   7.000%, 2/28/1999*^>                                 1,689,904            100
                                                                    ------------
TOTAL FIXED INCOME SECURITIES
   (Cost $2,410,584)                                                     220,880
                                                                    ------------
OTHER SECURITIES  0.64%
MEDICAL RELATED - DRUGS  0.64%
Dura Pharmaceuticals/Dura
   Delivery  Systems  Units *^ (Each unit
   consists of one callable cmn shr, one
   "W" wrnt to purchase 1.40 shrs of Dura
   Pharmaceuticals and one callable wrnt
   to purchase 1.30 shrs of Dura Pharmaceuticals)
   (Cost $1,200,000)                                      120,000      5,653,200
                                                                    ------------
SHORT-TERM INVESTMENTS -
   COMMERCIAL PAPER  21.72%
DIVERSIFIED COMPANIES  3.61%
General Electric
   5.700%, 11/6/1995                                   31,714,000     31,714,000
                                                                    ------------
FINANCE RELATED  18.11%
Chevron Oil Finance
   5.730%, 11/1/1995                                   19,469,000     19,469,000
   5.720%, 11/1/1995                                   20,000,000     20,000,000
Ford Motor Credit
   5.740%, 11/8/1995                                   32,233,000     32,233,000
General Motors Acceptance
   5.780%, 11/3/1995                                   16,819,000     16,819,000
Household Finance
   5.700%, 11/1/1995                                   31,310,000     31,310,000
Sears Roebuck Acceptance
   5.800%, 11/9/1995                                    6,879,000      6,879,000
   5.760%, 11/10/1995                                  32,233,000     32,233,000
                                                                    ------------
                                                                     158,943,000
                                                                    ------------
TOTAL SHORT-TERM
   INVESTMENTS
   (Cost $190,657,000)                                               190,657,000
                                                                    ------------
TOTAL INVESTMENT SECURITIES AT VALUE 100.00%
   (Cost  $707,761,054)  (Cost for
   Income Tax Purposes $708,733,178)                                $877,733,209
                                                                    ============

LEISURE Portfolio
COMMON STOCKS  85.08%
ADVERTISING  1.89%
Heritage Media Class A*                                    95,200      2,641,800
Katz Media Group*                                         125,000      2,250,000
                                                                    ------------
                                                                       4,891,800
                                                                    ------------

AUDIO/VIDEO RELATED  3.58%
Granada Group PLC                                 UK      500,000      5,333,302
Harman International Industries                            85,470      3,942,304
                                                                    ------------
                                                                       9,275,606
                                                                    ------------
BROADCASTING  17.67%
Australis Media Ltd*                              AS    3,000,000      2,236,458
Capital Cities/ABC                                         25,000      2,965,625
Central European Media
   Enterprises Ltd Class A*                       BD      102,800      2,364,400
Evergreen Media Class A*                                   75,000      2,043,750
HTV Group PLC                                     UK      100,000        410,254
Heftel Broadcasting Class A*                              150,000      2,737,500
King World Productions*                                    70,000      2,441,250
Lin Television*                                           192,000      5,496,000
Renaissance Communications*                               146,250      3,272,344
Sinclair Broadcast Group Class A*                          10,750        223,063
Television Broadcasts Ltd                         HK      200,000        801,882
Television Broadcasts Ltd ADR^                    HK      750,000      3,007,050
Turner Broadcasting System
   Class B                                                250,000      6,468,750
United Video Satellite Group
   Class A*                                               135,000      3,476,250
ValueVision International
   Class A*                                               500,000      2,625,000
Viacom Inc
   Class A*                                                13,040        648,740
   Class B*                                                68,802      3,440,100
Yorkshire-Tyne Tees Television
   Holdings PLC                                   UK      129,000      1,160,230
                                                                    ------------
                                                                      45,818,646
                                                                    ------------
BUILDING & CONSTRUCTION
   RELATED 1.04%
Lowe's Cos                                                100,000      2,700,000
                                                                    ------------
CABLE TELEVISION  3.89%
Comcast Corp Special Class A                              150,000      2,681,250
Rogers Communications Class B*                    CA      100,000        975,825
TCA Cable TV                                              100,000      2,962,500
Tele-Communications Inc -
   Liberty Media Group Series A*                           37,500        923,437
Tele-Communications Inc -
   TCI Group Series A*                                    150,000      2,550,000
                                                                    ------------
                                                                      10,093,012
                                                                    ------------
COMPUTER RELATED  1.14%
Sierra On-Line*                                            52,200      1,944,450
Spectrum HoloByte*                                         98,100      1,005,525
                                                                   ------------
                                                                       2,949,975
                                                                    ------------
ELECTRONICS  0.59%
Carlton Communications PLC                        UK      100,000      1,521,096
                                                                    ------------
FINANCE RELATED  3.07%
Block (H & R) Inc                                          75,000      3,093,750
Sotheby's Holdings Class A                                350,000      4,856,250
                                                                     -----------
                                                                       7,950,000
                                                                    ------------

FOOD PRODUCTS & BEVERAGES  2.50%
PT Sekar Bumi Foreign Shrs*                       ID      400,000        475,200
Seagram Co Ltd                                    CA      167,000      6,012,000
                                                                    ------------
                                                                       6,487,200
                                                                    ------------
GAMING  12.26%
Argosy Gaming*                                            200,000      1,850,000
Aztar Corp*                                                50,000        406,250
Bally Entertainment*                                      100,000      1,100,000
Boyd Gaming*                                               50,000        681,250
Circus Circus Enterprises*                                150,000      3,993,750
Grand Casinos*                                            100,000      3,975,000
Harrah's Entertainment*                                   242,600      6,004,350
MGM Grand*                                                100,000      2,387,500
Mirage Resorts*                                           150,000      4,912,500
Players International*                                    314,500      3,380,875
Trump Hotels & Casino Resorts*                            182,200      3,097,400
                                                                    ------------
                                                                      31,788,875
                                                                    ------------
HOTELS  5.97%
HFS Inc*                                                  114,800      7,031,500
Hammons (John Q) Hotels
   Class A*                                               200,000      2,350,000
Hilton Hotels                                              30,000      2,010,000
Studio Plus Hotels*                                       210,000      4,095,000
                                                                    ------------
                                                                      15,486,500
                                                                    ------------
MOTION PICTURES & TELEVISION  0.29%
Cinergi Pictures Entertainment*                           200,000        762,500
                                                                    ------------
PRINTING & PUBLISHING  4.50%
Houghton Mifflin                                           75,000      3,075,000
McGraw-Hill Cos                                            75,000      6,140,625
Pearson PLC                                       UK      100,000        992,499
Time Warner                                                40,000      1,460,000
                                                                    ------------
                                                                      11,668,124
                                                                    ------------
RECREATION PRODUCTS
   & SERVICES  5.42%
Anthony Industries                                        150,000      2,793,750
Disney (Walt) Co                                           90,000      5,186,250
Gaylord Entertainment Class A                             121,485      3,128,239
Nintendo Corp Ltd                                 JA       40,000      2,941,824
                                                                    ------------
                                                                      14,050,063
                                                                    ------------
RETAIL  14.33%
Boston Chicken*                                           305,000     10,312,812
Harcourt General                                          144,000      5,706,000
Landry's Seafood Restaurants*                             250,000      3,375,000
Melville Corp                                             100,000      3,200,000
Moovies Inc*                                              175,000      2,865,625
Movie Gallery*                                             75,000      2,887,500
Price/Costco Inc*                                         200,000      3,400,000
Rite-Aid Corp                                             200,000      5,400,000
                                                                    ------------
                                                                      37,146,937
                                                                    ------------

TELECOMMUNICATIONS  3.29%
Rogers Cantel Mobile
   Communications Class B*                        CA      100,000      2,075,000
Tele-Communications
   International Class A*                                 285,700      6,463,963
                                                                    ------------
                                                                       8,538,963
                                                                    ------------
TOBACCO  0.89%
PT HM Sampoerna Foreign Shrs                      ID      250,000      2,310,000
                                                                    ------------
UTILITIES  2.76%
U S WEST                                                  150,000      7,143,750
                                                                    ------------
TOTAL COMMON STOCKS
   (Cost $210,512,461)                                               220,583,047
                                                                    ------------
PREFERRED  STOCKS 0.55%
  MOTION PICTURES & TELEVISION 0.55%
Village Roadshow Ltd, Pfd
   (Cost $1,063,022)                              AS      500,000      1,430,116
                                                                    ------------
SHORT-TERM INVESTMENTS -
   COMMERCIAL PAPER  14.37%
DIVERSIFIED COMPANIES  3.18%
General Electric
   5.720%, 11/3/1995                                    8,231,000      8,231,000
                                                                    ------------
FINANCE RELATED  9.74%
Ford Motor Credit
   5.720%, 11/2/1995                                    8,230,000      8,230,000
General Motors Acceptance
   5.760%, 11/6/1995                                    8,516,000      8,516,000
Sears Roebuck Acceptance
   5.750%, 11/3/1995                                    8,516,000      8,516,000
                                                                    ------------
                                                                      25,262,000
                                                                    ------------
OIL & GAS RELATED  1.45%
Texaco Inc
   5.750%, 11/8/1995                                    3,756,000      3,756,000
                                                                    ------------
TOTAL SHORT-TERM INVESTMENTS
   (Cost $37,249,000)                                                 37,249,000
                                                                    ------------
TOTAL INVESTMENT SECURITIES AT VALUE 100.00%
   (Cost  $248,824,483)  (Cost for
   Income Tax Purposes $248,874,983)                                $259,262,163
                                                                    ============

TECHNOLOGY Portfolio
COMMON STOCKS  96.71%
BIOTECHNOLOGY  3.28%
Amgen Inc*                                                100,000      4,800,000
Genzyme Corp*                                             150,000      8,737,500
Gilead Sciences*                                          100,000      1,950,000
Neurogen Corp*                                            105,400      2,345,150
                                                                    ------------
                                                                      17,832,650
                                                                    ------------
BROADCASTING  0.00%
Future Communications*                                    160,000              1
                                                                    ------------
COMPUTER GRAPHICS  1.34%
Cadence Design Systems*                                   225,000      7,256,250
                                                                    ------------
COMPUTER LOCAL NETWORKS  2.79%
Apertus Technologies*                                     125,000      1,328,125
Bay Networks*                                             150,000      9,937,500
cisco Systems*                                             50,000      3,875,000
                                                                    ------------
                                                                      15,140,625
                                                                    ------------
COMPUTER PERIPHERALS
   & SUPPLIES  1.91%
Adaptec Inc*                                              100,000      4,450,000
Microchip Technology*                                     150,000      5,953,125
                                                                    ------------
                                                                      10,403,125
                                                                    ------------
COMPUTER SERVICES  9.91%
Analysts International                                    125,500      3,717,937
Cambridge Technology Partner*                             125,000      7,093,750
Ceridian Corp*                                            200,000      8,700,000
Control Data Systems*                                     300,000      3,975,000
General Motors Class E                                    300,000     14,137,500
MICROS Systems*                                           185,000      6,891,250
National Data                                             227,750      6,035,375
Technology Solutions*                                     200,000      3,300,000
                                                                    ------------
                                                                      53,850,812
                                                                    ------------
COMPUTER SOFTWARE  14.06%
Ascend Communications*                                    200,000     13,000,000
BDM International*                                        100,000      2,500,000
Cellular Technical Services*                              125,000      2,125,000
Cognos Inc*                                               150,000      4,781,250
Computer Horizons*                                        100,000      2,600,000
Computervision Corp*                                      200,000      2,350,000
Cooper & Chyan Technology*                                 14,200        200,575
Dataworks Corp*                                             3,000         41,625
Innovus Corp*                                             167,000      1,492,563
Intuit Inc*                                               200,000     14,400,000
Kronos Inc*                                                90,000      4,140,000
Logic Works*                                               25,000        381,250
MacNeal-Schwendler Corp                                   200,000      3,050,000
Microcom Inc*                                             170,000      3,718,750
Oracle Systems*                                           200,000      8,725,000
PLATINUM technology*                                      100,000      1,825,000
Radisys Corp*                                             129,500      1,505,437
State Of The Art*                                         390,000      4,192,500
Wind River Systems*                                       200,000      5,400,000
                                                                    ------------
                                                                      76,428,950
                                                                    ------------
COMPUTER SYSTEMS  12.02%
Cognex Corp*                                               50,000      2,987,500
Comverse Technology*                                      400,000      9,100,000
Digital Equipment*                                        150,000      8,118,750

HBO & Co                                                  200,000     14,150,000
Hewlett-Packard Co                                         50,000      4,631,250
International Business Machines                           100,000      9,725,000
Micron Electronics*                                       300,000      6,225,000
Silicon Graphics*                                         150,000      4,987,500
VeriFone Inc*                                             200,000      5,400,000
                                                                    ------------
                                                                      65,325,000
                                                                    ------------
ELECTRICAL EQUIPMENT  2.10%
Itron Inc*                                                150,000      4,350,000
Vishay Intertechnology*                                   200,000      7,050,000
                                                                    ------------
                                                                      11,400,000
                                                                    ------------
ELECTRONICS  15.44%
Analog Devices*                                           150,000      5,418,750
Avnet Inc                                                 100,000      5,037,500
Brooktree Corp*                                           170,000      2,040,000
Euphonix Inc*                                             120,000      1,095,000
Genus Inc*                                                 27,500        220,000
Jabil Circuit*                                            250,000      4,218,750
MEMC Electronic Materials*                                375,000     12,000,000
Nokia Corp Sponsored ADR
   Representing Ord A Shrs                                350,000     19,512,500
Sanmina Holdings*                                         100,000      5,400,000
Solectron Corp*                                           300,000     12,075,000
SpeedFam International*                                   150,000      2,456,250
Tektronix Inc                                             100,000      5,925,000
Texas Instruments                                         100,000      6,825,000
Veeco Instruments*                                         70,000      1,680,000
                                                                    ------------
                                                                      83,903,750
                                                                    ------------
EXPLORATION & MINING  2.28%
Diamond Fields Resources*                                 600,000     10,761,957
Zemex Corp*                                               178,500      1,651,125
                                                                    ------------
                                                                      12,413,082
                                                                    ------------
FINANCE RELATED  6.98%
Block (H & R) Inc                                         250,000     10,312,500
Equifax Inc                                               200,000      7,800,000
First Data                                                300,000     19,837,500
                                                                    ------------
                                                                      37,950,000
                                                                    ------------
MEDICAL PRODUCTS  3.40%
Biomet Inc*                                               200,000      3,325,000
Nellcor Puritan Bennett*                                  176,000     10,120,000
Sepracor Inc*                                             300,000      5,062,500
                                                                    ------------
                                                                      18,507,500
                                                                    ------------
MEDICAL RELATED - DRUGS  3.53%
Alteon Inc*                                                50,000        468,750
American Home Products                                    100,000      8,862,500
Forest Laboratories*                                      200,000      8,275,000
SangStat Medical*                                         200,000      1,550,000
                                                                    ------------
                                                                      19,156,250
                                                                    ------------

OIL & GAS RELATED  2.83%
Halliburton Co                                            150,000      6,225,000
Petroleum Geo-Services A/S
   Sponsored ADR*                                         150,000      2,906,250
Schlumberger Ltd                                          100,000      6,225,000
                                                                    ------------
                                                                      15,356,250
                                                                    ------------
PROTECTION - SAFETY EQUIPMENT
   & SERVICES  1.74%
Lo-Jack Corp*                                             150,000      2,325,000
Pittway Corp Class A                                      119,000      7,125,125
                                                                    ------------
                                                                       9,450,125
                                                                    ------------
RECREATION PRODUCTS
   & SERVICES  0.32%
International Game Technology                             150,000      1,743,750
                                                                    ------------
SCHOOLS  0.30%
National Education*                                       200,000      1,625,000
                                                                    ------------
SCIENTIFIC INSTRUMENTS  0.89%
Thermo Electron*                                          105,000      4,830,000
                                                                    ------------
SEMICONDUCTOR EQUIPMENT  4.39%
Applied Materials*                                        200,000     10,025,000
Micron Technology                                         100,000      7,062,500
SGS-THOMSON Microelectronics
   New York Shrs*                                         150,000      6,787,500
                                                                    ------------
                                                                      23,875,000
                                                                    ------------
SHIP BUILDING  0.41%
Avondale Industries*                                      150,000      2,250,000
                                                                    ------------
TELECOMMUNICATIONS  6.79%
Ericsson (L M) Telephone ADR
   Representing Class B Shrs                              600,000     12,815,625
Global Village Communication*                             200,000      3,400,000
Octel Communications*                                     300,000     10,237,500
Pairgain Technologies*                                    150,000      6,412,500
WinStar Communications*                                   200,000      3,325,000
Wireless One*                                              60,000        705,000
                                                                    ------------
                                                                      36,895,625
                                                                    ------------
TOTAL COMMON STOCKS
   (Cost $424,051,597)                                               525,593,745
                                                                    ------------
PREFERRED STOCKS  0.43%
BIOTECHNOLOGY  0.05%
Ingenex Inc, Series B Pfd*^                                51,527        300,000
                                                                    ------------
DIVERSIFIED COMPANIES  0.17%
Alpine Group, 9%
   Cum Conv Pfd*^                                           1,000        900,000
                                                                    ------------
MEDICAL RELATED - DRUGS  0.21%
Titan Pharmaceuticals
   Series A Pfd*^                                         461,309      1,153,273
                                                                    ------------
TOTAL PREFERRED STOCKS
   (Cost $2,300,035)                                                   2,353,273
                                                                    ------------

SHORT-TERM INVESTMENTS -
   COMMERCIAL PAPER  2.86%
FINANCE RELATED  2.86%
Associates Corp of North America
   5.870%, 11/1/1995                                    5,540,000      5,540,000
Deere (John) Capital
   5.750%, 11/7/1995                                   10,000,000     10,000,000
                                                                    ------------
TOTAL SHORT-TERM
   INVESTMENTS
   (Cost $15,540,000)                                                 15,540,000
                                                                    ------------
TOTAL  INVESTMENT  SECURITIES AT VALUE  100.00%
   (Cost  $441,891,632)  (Cost for
   Income Tax Purposes $442,353,092)                                $543,487,018
                                                                    ============

UTILITIES Portfolio
COMMON STOCKS, RIGHTS
   & WARRANTS  77.29%
AUDIO/VIDEO RELATED  3.30%
Granada Group PLC                                 UK      420,000      4,479,974
                                                                    ------------
BROADCASTING  3.60%
Scottish Television PLC                           UK      104,000        810,662
Television Broadcasts Ltd                         HK      742,000      2,974,987
United Television                                          13,000      1,108,250
                                                                    ------------
                                                                       4,893,899
                                                                    ------------
CHEMICALS  0.90%
Agrium Inc                                        CA       30,000      1,230,000
                                                                    ------------
COMPUTER RELATED  0.42%
CIS Technologies*                                          22,800         79,800
Olicom A/S*                                       DA       36,000        486,000
                                                                    ------------
                                                                         565,800
                                                                    ------------
ELECTRICAL EQUIPMENT  0.80%
Vertex Communications*                                     65,000      1,080,625
                                                                    ------------
OIL & GAS RELATED  10.45%
Amoco Corp                                                 33,000      2,107,875
Enron Corp                                                 35,000      1,203,125
Forcenergy Gas Exploration
   Rights*@^                                                9,342              0
MAPCO Inc                                                  10,000        515,000
Oil Search Ltd                                    PP      600,000        506,626
Panaco Inc*                                               170,000        786,250
Panhandle Eastern                                           5,000        126,250
Petro-Canada                                      CA      100,000      1,075,000
Petro-Canada represented by
   Installment Receipts~~                         CA      442,000      2,099,500
Santa Fe Energy Resources*                                 32,800        291,100
Shell Transport & Trading
   PLC New York Shrs                              UK       36,000      2,565,000

Sonat Inc                                                  82,000      2,357,500
Total Petroleum
   North America Ltd                              CA       20,000        202,500
USX-Delhi Group                                            40,000        355,000
                                                                    ------------
                                                                      14,190,726
                                                                    ------------
TELECOMMUNICATIONS  4.22%
American Paging*                                           30,000        228,750
Cable & Wireless
   PLC Sponsored ADR                              UK       20,000        387,500
Cellular Communications
   of Puerto Rico*                                         50,000      1,445,313
Frontier Corp                                              25,000        675,000
Lincoln Telecommunications                                 53,000        914,250
Rogers Cantel Mobile
   Communications Class B*                        CA      100,000      2,075,000
                                                                    ------------
                                                                       5,725,813
                                                                    ------------
Utilities  53.60%
DIVERSIFIED  0.12%
Citizens Utilities Series B                                15,000        166,875
                                                                    ------------
ELECTRIC  29.79%
Bangor Hydro-Electric                                      65,000        763,750
Central Hudson
   Gas & Electric                                          49,000      1,500,625
Central Maine Power                                        13,800        191,475
CIPSCO Inc                                                 36,000      1,318,500
Commonwealth Energy
   Systems SBI                                             79,400      3,364,575
Dominion Resources                                         26,500      1,053,375
Eastern Utilities Associates                               50,000      1,175,000
Entergy Corp                                              117,300      3,343,050
General Public Utilities                                   21,500        671,875
IES Industries                                            185,800      4,946,925
Idaho Power                                                30,000        832,500
Interstate Power                                           33,900        983,100
KU Energy                                                  10,000        296,250
Kansas City Power & Light                                  23,000        572,125
Montana Power                                              80,000      1,820,000
Oklahoma Gas & Electric                                    35,000      1,400,000
Orange & Rockland Utilities                                40,000      1,405,000
Public Service of Colorado                                165,000      5,630,625
Public Service of New Mexico*                              40,000        670,000
Puget Sound Power & Light                                  45,000      1,023,750
Rochester Gas & Electric                                  184,100      4,326,350
Sierra Pacific Resources                                   15,000        350,625
TNP Enterprises                                            70,200      1,272,375
Tucson Electric Power*                                     50,000        150,000
United Illuminating                                        14,200        539,600
Western Resources                                          25,000        840,625
York Research Class A
   Warrants* (Exp 1995)                                     2,042         19,950
                                                                    ------------
                                                                      40,462,025
                                                                    ------------
GAS  4.50%
Chesapeake Utilities                                       60,400        890,900
Columbia Gas System*                                       40,000      1,540,000
Equitable Resources                                        73,000      2,135,250

New Jersey Resources                                       35,000        875,000
NICOR Inc                                                  25,000        671,875
                                                                    ------------
                                                                       6,113,025
                                                                    ------------
TELEPHONE  19.19%
ALLTEL Corp                                                20,000        612,500
Century Telephone
   Enterprises                                             45,000      1,305,000
Cincinnati Bell                                            91,000      2,673,125
NYNEX Corp                                                 80,000      3,760,000
Southern New England
   Telecommunications                                     123,500      4,461,437
Sprint Corp                                                75,500      2,906,750
Telefonica de Espana
  SA Sponsored ADR                                SP       15,000        564,375
Telephone & Data Systems                                   32,000      1,280,000
U S WEST
   Communications Group*~~                                230,000      6,583,750
U S WEST Mediavision Group*~~                             100,000      1,912,500
                                                                    ------------
                                                                      26,059,437
                                                                    ------------
  TOTAL UTILITIES                                                     72,801,362
                                                                    ------------
TOTAL COMMON STOCKS,
   RIGHTS & WARRANTS
   (Cost $101,127,255)                                               104,968,199
                                                                    ------------
PREFERRED STOCKS  8.80%
OIL & GAS RELATED  1.89%
Coastal Corp, 8.50%
   Series H Pfd                                           100,000      2,562,500
                                                                    ------------
UTILITIES  6.91%
Alabama Power, 7.60%
   Class A Pfd                                             90,000      2,295,000
Consumers Power, $2.08
   Class A Pfd                                             50,000      1,268,750
Niagara Mohawk Power
   9.50%, Series M Pfd                                    138,000      3,260,250
Texas Utilities Electric
   Depository Shrs (Each shr
   represents one-fourth of a
   $7.22, Series B Pfd Shr)                               100,000      2,562,500
                                                                    ------------
                                                                       9,386,500
                                                                    ------------
TOTAL PREFERRED STOCKS
   (Cost $10,985,835)                                                 11,949,000
                                                                    ------------
FIXED INCOME SECURITIES  6.30%
OIL & GAS  0.74%
Forcenergy Gas Exploration
   Exch Conv Sub Notes^
   7.000%, 9/15/2000                                    1,000,000      1,000,000
                                                                    ------------
UTILITIES  5.56%
Bell Telephone of Pennsylvania
   Deb, 7.500%, 5/1/2013+                               3,000,000      3,012,582
Consolidated Natural Gas, Deb
   8.625%, 12/1/2011                                    1,500,000      1,583,434

GTE South, Deb
   7.250%, 8/1/2002                                     1,000,000      1,038,705
GTE Southwest, Series A, Deb
   5.820%, 12/1/1999                                      915,000        896,849
Southern Bell Telephone
   & Telegraph, Deb
   7.625%, 3/15/2013                                    1,000,000      1,021,697
                                                                    ------------
                                                                       7,553,267
                                                                    ------------
TOTAL FIXED INCOME
   SECURITIES
   (Cost $8,597,881)                                                   8,553,267
                                                                    ------------
SHORT-TERM INVESTMENTS  7.61%
US Government Obligations  1.83%
US Treasury Bills
   6.480%, 11/16/1995                                   2,500,000      2,494,633
                                                                    ------------
Commercial Paper  5.78%
FINANCE RELATED  5.78%
Associates Corp of North America
   5.870%, 11/1/1995                                    3,920,000      3,920,000
Prudential Funding
   5.820%, 11/1/1995                                    3,928,000      3,928,000
                                                                    ------------
                                                                       7,848,000
                                                                    ------------
TOTAL SHORT-TERM
   INVESTMENTS
   (Cost $10,341,176)                                                 10,342,633
                                                                    ------------
TOTAL  INVESTMENT  SECURITIES AT VALUE  100.00%
   (Cost  $131,052,147)  (Cost for
   Income Tax Purposes $131,061,994)                                $135,813,099
                                                                    ============

*    Security is non-income producing.
@    Security has no market value at October 31, 1995.
~    Security is an affiliated company (See Note 5).
~~   Security is a when-issued security.
#    Also represents cost for income tax purposes.
** Security is a defaulted security with respect to cumulative interest payments of $9,168 at October 31, 1995. Subsequent to year-end the security was devalued to $100.
> Securities are defaulted securities with respect to cumulative interest payments at October 31, 1995. The securities have been devalued to $100 each.

                                                                      Cumulative
                                                                       Defaulted
                                                                        Interest
Security                                                                Payments
--------------------------------------------------------------------------------
Health Sciences Portfolio
Tetrad Corp, 6%, Conv Promissory Notes                                 $  31,667
Medical Associates of America, Conv Sr Notes
     7.000%, 2/28/1999                                                   118,833

^    The following are restricted securities at October 31, 1995:

                                                                        Value as
                                       Acquisition     Acquisition          % of
Description                                Date(s)            Cost    Net Assets
--------------------------------------------------------------------------------
Energy Portfolio
Forcenergy Gas
   Exploration, Exch
   Conv Sub Notes
   7.000% 9/15/2000                        9/16/93     $ 1,000,000         2.07%
Forcenergy Gas
  Exploration Rights                       6/14/94               0          0.00
                                                                         -------
                                                                           2.07%
                                                                         =======

Environmental Services Portfolio
Cyclean Inc
   Series D Pfd                            3/16/94         500,000         0.51%

Gold Portfolio
Canyon Resources,
   Conv Sub Notes  6.000%, 6/1/1998        5/20/93       2,000,000         0.96%
                                                                         =======

Health Sciences Portfolio
Advanced Health
   Series A Conv Pfd                       3/29/94          48,590         0.37%
   Series B Conv Pfd                       3/17/94       2,000,103         0.22
Cambridge Heart
   Series A Conv Pfd                       9/30/93       1,200,000         0.21
Cardiometrics Inc
   Series C Conv Pfd                       3/18/93       1,500,000         0.17
Clarus Medical Systems
   Series I Conv Pfd                        5/3/95       2,000,000         0.05
   Series II Conv Pfd                       5/3/95         111,196         0.01
   Warrants                                 5/3/95               0         0.00
Crown Laboratories                         8/24/93       1,139,699         0.14
Diametrics Medical                         6/21/94       2,499,996         0.37
Dura Pharmaceuticals/
   Dura Delivery
   Systems Units                            9/28/93       1,200,000         0.66
Ecogen Technologies I                     11/18/92-
                                            3/14/94       1,140,000         0.15
Electroscope Inc                            4/28/93         787,500         0.09
Electroscope Inc
   Warrants                                 4/27/93               0         0.00
Ingenex Inc, Series B
   Pfd                                      9/28/94         600,000         0.07
Janus Biomedical
   Series A Conv Pfd                        3/03/94       1,000,000         0.12
KeraVision Inc
   Series E                                11/20/92       1,500,000         0.27
Landec Corp
   Series D Conv Pfd                         7/6/93       1,500,001         0.17
MedClone Inc, 10.000%
   Promissory Notes                        12/7/94-
                                            6/29/95          73,680         0.01
   Series G Conv Pfd                       10/22/93       1,000,001         0.08
   Warrants                                10/22/93               0         0.00

Medical Associates
   of America                               1/28/93         502,935         0.00
Medical Associates
   of America, Conv
   Sr Notes
   7.000%, 2/28/1999                       1/28/93-
                                             3/1/94       1,689,904         0.00
Metra Biosystems                             7/6/95       1,700,001         0.44
Multum Information
   Services, Series C
   Pfd                                     12/31/93       1,000,001         0.17
OrbTek Inc, Series A
   Conv Pfd                                 5/13/94         999,999         0.12
Osiris Therapeutics
   Series C Conv Pfd                        5/27/94       1,300,000         0.15
Physicians Online
   Series A Conv Pfd                        8/31/93         963,600         0.37
Sparta
   Pharmaceuticals                          6/28/94       1,000,000         0.13
Tetrad Corp
   6.000%, Conv Promissory
   Notes                                    4/12/94         500,000         0.00
   10.000%, Sr Sub
   Promissory Notes                         3/17/95         147,000         0.02
Titan Pharmaceuticals
   Series A Pfd                            7/19/93-
                                            4/12/95       2,000,035         0.27
Unisyn Technologies                        2/28/94-
                                           12/30/94       1,500,000         0.00
Unisyn Technologies
   Series A Conv Pfd                       12/27/94         359,501         0.04
Xenometrix Inc                              1/7/94-
                                           10/26/95       1,400,000         0.10
                                                                         -------
                                                                           4.97%
                                                                         =======
Leisure Portfolio
Television Broadcasts
   Ltd ADR                                  9/2/93-
                                           2/13/95       2,654,121         1.13%
                                                                         =======
Technology Portfolio
Alpine Group
   9%, Cum Conv Pfd                        4/21/92       1,000,000         0.16%
Ingenex Inc
   Series B Pfd                             9/27/94         300,000         0.05
Titan Pharmaceuticals
   Series A Pfd                             7/20/93       1,000,035         0.21
                                                                         -------
                                                                           0.42%
                                                                         =======

Utilities Portfolio
Forcenergy Gas Exploration
   Exch Conv Sub Notes
   7.000%, 9/15/2000                       9/16/93       1,000,000         0.74%
Forcenergy Gas
   Exploration Rights                       6/14/94               0         0.00
                                                                         -------
                                                                           0.74%
                                                                         =======

Summary of Investments by Country

                                                      % of
                                      Country      Investment
Country                                  Code      Securities              Value
--------------------------------------------------------------------------------
Energy Portfolio
Canada                                     CA           0.86%        $   373,602
France                                     FR            2.13            926,250
Netherlands                                NL            4.24          1,843,125
Norway                                     NO            6.01          2,609,660
Papua New Guinea                           PP            0.97            422,189
United Kingdom                             UK            8.99          3,904,825
United States                              US           76.80         33,372,362
                                                       -------------------------
                                                       100.00%       $43,452,013
                                                       =========================

Gold Portfolio
Australia                                  AS           3.84%       $  5,692,571
Canada                                     CA           76.05        112,850,638
France                                     FR            1.04          1,536,785
Switzerland                                SZ            3.63          5,384,951
United States                              US           15.44         22,917,450
                                                       -------------------------
                                                       100.00%      $148,382,395
                                                       =========================

Leisure Portfolio
Australia                                  AS           1.41%       $  3,666,574
Bermuda                                    BD            0.91          2,364,400
Canada                                     CA            3.50          9,062,825
Hong Kong                                  HK            1.47          3,808,932
Indonesia                                  ID            1.07          2,785,200
Japan                                      JA            1.14          2,941,824
United Kingdom                             UK            3.63          9,417,381
United States                              US           86.87        225,215,027
                                                       -------------------------
                                                       100.00%      $259,262,163
                                                       =========================

Utilities Portfolio
Canada                                     CA           4.92%       $  6,682,000
Denmark                                    DA            0.36            486,000
Hong Kong                                  HK            2.19          2,974,987
Papua New Guinea                           PP            0.37            506,626
Spain                                      SP            0.42            564,375
United Kingdom                             UK            6.07          8,243,136
United States                              US           85.67        116,355,975
                                                       -------------------------
                                                       100.00%      $135,813,099
                                                       =========================

See Notes to Financial Statements

INVESCO Strategic Portfolios, Inc.
Statement of Assets and Liabilities
October 31, 1995

                                                                Environmental    Financial
                                                    Energy        Services       Services           Gold
                                                  Portfolio       Portfolio      Portfolio      Portfolio
                                        -----------------------------------------------------------------
ASSETS
Investment Securities:
   At Cost~                                     $43,817,216    $ 21,504,437   $381,810,469   $164,515,903
                                        =================================================================
   At Value~                                    $43,452,013    $ 22,040,756  $ 411,280,558   $148,382,395
Cash                                                      0         403,813        197,122              0
Receivables:
   Investment Securities Sold                     6,101,068         490,529              0      4,205,943
   Fund Shares Sold                               2,220,515         113,733      1,484,081        553,293
   Dividends and Interest                            79,591          24,408        587,407        413,703
Prepaid Expenses and Other Assets                    23,329          10,976         40,793         35,994
                                        -----------------------------------------------------------------
TOTAL ASSETS                                     51,876,516      23,084,215    413,589,961    153,591,328
                                        -----------------------------------------------------------------
LIABILITIES
Payables:
   Custodian                                        319,535               0              0      1,076,668
   Distributions to Shareholders                     15,095           4,892        206,748          8,605
   Investment Securities Purchased                2,189,126         250,500        818,684              0
   Fund Shares Repurchased                        1,063,906          69,831      2,494,874        703,013
Accrued Expenses and Other Payables                   5,252           3,041         21,339         24,046
                                        -----------------------------------------------------------------
TOTAL LIABILITIES                                 3,592,914         328,264      3,541,645      1,812,332
                                        -----------------------------------------------------------------
Net Assets at Value                             $48,283,602     $22,755,951   $410,048,316   $151,778,996
                                        =================================================================
NET ASSETS
Paid-in Capital*                                $53,360,744     $24,985,905   $356,009,706   $183,211,254
Accumulated Undistributed
  Net Investment Income                               4,565           9,960          5,816          7,616
Accumulated Undistributed Net
   Realized Gain (Loss) on Investment
   Securities and Foreign Currency
   Transactions                                 (4,716,504)     (2,776,233)     24,562,705   (15,306,346)
Net Appreciation (Depreciation)
   of Investment Securities and
   Foreign Currency Transactions                  (365,203)         536,319     29,470,089   (16,133,528)
                                        -----------------------------------------------------------------
Net Assets at Value                             $48,283,602     $22,755,951   $410,048,316   $151,778,996
                                        =================================================================
Shares Outstanding                                4,787,269       2,800,855     21,635,689     29,138,917
Net Asset Value, Offering and
  Redemption Price per Share                         $10.09          $ 8.12         $18.95         $ 5.21
                                        =================================================================

~ Investment securities at cost and value at October 31, 1995 include a repurchase agreement of $5,422,000 for the Environmental Services Portfolio.

* The Fund has one billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to each individual Portfolio.

See Notes to Financial Statements

INVESCO Strategic Portfolios, Inc.
Statement of Assets and Liabilities (Continued)
October 31, 1995

                                                     Health
                                                   Sciences         Leisure     Technology      Utilities
                                                  Portfolio       Portfolio      Portfolio      Portfolio
                                        -----------------------------------------------------------------
ASSETS
Investment Securities:
   At Cost                                     $707,761,054    $248,824,483   $441,891,632   $131,052,147
                                        =================================================================
At Value                                       $877,733,209    $259,262,163   $543,487,018   $135,813,099
Cash                                                266,788         147,719      1,577,646         30,973
Foreign Currency~                                         0       2,961,055              0              0
Receivables:
   Investment Securities Sold                     2,875,925       6,062,981     26,483,821     12,613,190
   Fund Shares Sold                               6,526,570         303,429      1,779,443        323,903
   Dividends and Interest                           350,874         247,885         48,328        720,554
Prepaid Expenses and Other Assets                    71,108          31,941         57,993         28,841
                                        -----------------------------------------------------------------
TOTAL ASSETS                                    887,824,474     269,017,173    573,434,249    149,530,560
                                        =================================================================
LIABILITIES
Payables:
   Distributions to Shareholders                          0          32,610              0         72,400
   Investment Securities Purchased               17,395,207       2,979,854      3,155,290     14,517,979
   Fund Shares Repurchased                        9,471,633         803,262      7,150,689        460,932
Accrued Expenses and Other Payables                  31,826          20,883         19,502         11,748
                                        -----------------------------------------------------------------
TOTAL LIABILITIES                                26,898,666       3,836,609     10,325,481     15,063,059
                                        -----------------------------------------------------------------
Net Assets at Value                            $860,925,808    $265,180,564   $563,108,768   $134,467,501
                                        =================================================================
NET ASSETS
Paid-in Capital*                               $618,502,060    $220,976,559   $366,128,868   $133,418,825
Accumulated Undistributed Net
   Investment Income (Loss)                        (11,852)           2,648        (6,696)        130,418
Accumulated Undistributed Net
   Realized Gain (Loss) on Investment
   Securities and Foreign Currency
   Transactions                                  72,463,445      33,781,807     95,391,210    (3,842,689)
Net Appreciation of Investment Securities
   and Foreign Currency Transactions            169,972,155      10,419,550    101,595,386      4,760,947
                                        -----------------------------------------------------------------
Net Assets at Value                            $860,925,808    $265,180,564   $563,108,768   $134,467,501
                                        =================================================================
Shares Outstanding                               17,056,506      11,151,317     16,402,408     12,670,733
Net Asset Value, Offering and Redemption
   Price per Share                                   $50.47          $23.78         $34.33         $10.61
                                        =================================================================

~  Foreign Currency Cost at October 31, 1995 was $2,979,854 for the Leisure Portfolio.

* The Fund has one billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to each individual Portfolio.

See Notes to Financial Statements

INVESCO Strategic Portfolios, Inc.
Statement of Operations
Year Ended October 31, 1995

                                                              Environmental      Financial
                                                     Energy        Services       Services           Gold
                                                  Portfolio       Portfolio      Portfolio      Portfolio
                                        -----------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                       $ 1,005,584       $ 214,273    $ 6,867,557    $ 2,220,601
Interest                                            356,033         459,224      2,561,934        712,168
   Foreign Taxes Withheld                          (31,845)         (2,011)              0       (83,324)
                                        -----------------------------------------------------------------
   TOTAL INCOME                                   1,329,772         671,486      9,429,491      2,849,445
                                        -----------------------------------------------------------------
EXPENSES
Investment Advisory Fees                            454,001         234,331      2,128,548      1,544,711
Transfer Agent Fees                                 304,482         250,666      1,083,492        826,471
Administrative Fees                                  19,080          14,686         52,704         40,898
Custodian Fees and Expenses                          27,539          12,583         56,838         68,648
Directors' Fees and Expenses                         10,789           9,104         22,217         21,997
Professional Fees and Expenses                       14,833          13,142         24,367         21,581
Registration Fees and Expenses                       55,107          32,277         56,027         87,327
Reports to Shareholders                              36,370          32,978        148,597         95,872
Other Expenses                                        3,412           2,809          8,823         10,199
                                        -----------------------------------------------------------------
   TOTAL EXPENSES                                   925,613         602,576      3,581,613      2,717,704
Fees and Expenses Absorbed by
  Investment Adviser                                      0       (112,768)              0              0
Fees Paid Indirectly                               (32,067)        (21,146)      (138,277)      (142,205)
                                        -----------------------------------------------------------------
   NET EXPENSES                                     893,546         468,662      3,443,336      2,575,499
                                        -----------------------------------------------------------------
NET INVESTMENT INCOME                               436,226         202,824      5,986,155        273,946
                                        -----------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on Investment Securities
   and Foreign Currency Transactions              (651,948)       9,733,774     28,781,212    (9,619,639)
Change in Net Appreciation (Depreciation)
   of Investment Securities and Foreign Currency
   Transactions                                 (2,001,837)     (1,928,995)     26,811,946   (12,084,161)
                                        -----------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENT SECURITIES        (2,653,785)       7,804,779     55,593,158   (21,703,800)
                                        -----------------------------------------------------------------
Net Increase (Decrease) in Net Assets
   from Operations                             $(2,217,559)     $ 8,007,603    $61,579,313  $(21,429,854)
                                        =================================================================

See Notes to Financial Statements

INVESCO Strategic Portfolios, Inc.
Statement of Operations (Continued)
Year Ended October 31, 1995

                                                     Health
                                                   Sciences         Leisure     Technology     Utilities
                                                  Portfolio       Portfolio      Portfolio      Portfolio
                                        -----------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                       $ 2,777,946     $ 2,299,986    $ 1,931,818    $ 5,384,885
Interest                                          3,400,892       2,034,830      2,492,059      1,750,996
   Foreign Taxes Withheld                           (1,162)        (95,181)       (27,828)       (60,191)
                                        -----------------------------------------------------------------
   TOTAL INCOME                                   6,177,676       4,239,635      4,396,049      7,075,690
                                        -----------------------------------------------------------------
EXPENSES
Investment Advisory Fees                          4,221,937       2,063,891      3,210,186        952,421
Transfer Agent Fees                               1,991,219       1,099,340      1,236,694        481,868
Administrative Fees                                  99,730          51,278         76,216         29,048
Custodian Fees and Expenses                          99,976          79,954         94,313         44,368
Directors' Fees and Expenses                         36,907          22,485         27,010         14,405
Professional Fees and Expenses                       44,112          24,520         31,564         19,676
Registration Fees and Expenses                       68,318          52,135         77,876         44,175
Reports to Shareholders                             283,568         151,385        163,627         63,296
Other Expenses                                       14,184           9,123          9,966          6,017
                                        -----------------------------------------------------------------
   TOTAL EXPENSES                                 6,859,951       3,554,111      4,927,452      1,655,274
Fees and Expenses Absorbed
   by Investment Adviser                                  0               0              0      (160,702)
Fees Paid Indirectly                              (230,506)       (175,338)      (245,407)       (97,688)
                                        -----------------------------------------------------------------
   NET EXPENSES                                   6,629,445       3,378,773      4,682,045      1,396,884
                                        -----------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                      (451,769)         860,862      (285,996)      5,678,806
                                        -----------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on Investment
   Securities and Foreign Currency
   Transactions                                  85,687,476      33,968,704     96,331,634      (971,514)
                                        -----------------------------------------------------------------
Change in Net Appreciation
   (Depreciation) of Investment
   Securities and Foreign Currency
   Transactions                                 135,563,223     (8,985,890)     64,454,697     11,041,948
                                        -----------------------------------------------------------------
NET GAIN ON INVESTMENT SECURITIES               221,250,699      24,982,814    160,786,331     10,070,434
                                        -----------------------------------------------------------------
Net Increase in Net Assets
  from Operations                              $220,798,930     $25,843,676   $160,500,335    $15,749,240
                                        =================================================================

See Notes to Financial Statements

INVESCO Strategic Portfolios, Inc.
Statement of Changes in Net Assets
Year Ended October 31

                                       Energy             Environmental Services    Financial Services
                                      Portfolio                 Portfolio                Portfolio
                              ------------------------   -----------------------  -----------------------
                                     1995         1994         1995         1994         1995        1994

OPERATIONS
Net Investment Income            $436,226     $380,018     $202,824     $304,551   $5,986,155  $4,996,509
Net Realized Gain (Loss)
   on Investment Securities
   and Foreign Currency
   Transactions                 (651,948)  (2,933,404)    9,733,774  (5,715,283)   28,781,212 (3,719,894)
Change in Net Appreciation
   (Depreciation) of Investment
   Securities and Foreign
   Currency Transactions      (2,001,837)      160,686  (1,928,995)    1,289,039   26,811,946(10,350,543)
                              ------------------------   -----------------------  -----------------------
NET INCREASE (DECREASE)
   IN NET ASSETS FROM
   OPERATIONS                 (2,217,559)  (2,392,700)    8,007,603  (4,121,693)   61,579,313 (9,073,928)
                              ------------------------   -----------------------  -----------------------
DISTRIBUTIONS
   TO SHAREHOLDERS
Net Investment Income           (430,850)    (407,884)    (210,661)    (286,754)  (5,997,327) (5,006,924)
Net Realized Gain on
   Investment Securities                0            0            0            0            0(73,127,866)
                              ------------------------   -----------------------  -----------------------
TOTAL DISTRIBUTIONS             (430,850)    (407,884)    (210,661)    (286,754)  (5,997,327)(78,134,790)
                              ------------------------   -----------------------  -----------------------
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares 254,345,190  291,316,361  104,904,724  122,333,738  520,541,107 288,299,448
Reinvestment of Distributions     415,572      393,156      205,670      277,875    5,760,531  75,367,321
                              ------------------------   -----------------------  -----------------------
                              254,760,762  291,709,517  105,110,394  122,611,613  526,301,638 363,666,769
Amounts Paid for Repurchases
   of Shares                (277,595,492)(265,413,991)(119,427,501)(129,516,383)(438,005,806)(394,418,341)
                              ------------------------   -----------------------  -----------------------
NET INCREASE (DECREASE) IN
   NET ASSETS FROM FUND
   SHARE TRANSACTIONS        (22,834,730)   26,295,526 (14,317,107)  (6,904,770)   88,295,832(30,751,572)
                              ------------------------   -----------------------  -----------------------
Total Increase (Decrease) in
   Net Assets                (25,483,139)   23,494,942  (6,520,165) (11,313,217)  143,877,818(117,960,290)
NET ASSETS
Beginning of Period            73,766,741   50,271,799   29,276,116   40,589,333  266,170,498 384,130,788
                              ------------------------   -----------------------  -----------------------
End of Period                 $48,283,602  $73,766,741  $22,755,951  $29,276,116 $410,048,316$266,170,498
                              ========================   =======================  =======================
Accumulated Undistributed
   Net Investment Income (Loss)
   Included in Net Assets
   at End of Period                $4,565       $(811)       $9,960      $17,797       $5,816     $16,988

FUND SHARE TRANSACTIONS
Shares Sold                    25,336,363   27,470,029   14,163,882   17,128,819   29,961,166  17,617,230
Shares Issued from Reinvestment
   of Distributions                41,187       36,639       25,328       42,330      317,403   4,749,037
                              ------------------------   -----------------------  -----------------------
                               25,377,550   27,506,668   14,189,210   17,171,149   30,278,569  22,366,267
Shares Repurchased           (27,437,686) (25,019,680) (15,890,903) (18,633,805) (26,025,023)(23,922,813)
                              ------------------------   -----------------------  -----------------------
Net Increase (Decrease) in
   Fund Shares                (2,060,136)    2,486,988  (1,701,693)  (1,462,656)    4,253,546 (1,556,546)
                              ========================   =======================  =======================

See Notes to Financial Statements

INVESCO Strategic Portfolios, Inc.
Statement of Changes in Net Assets (Continued)
Year Ended October 31

                                           Gold              Health Sciences                Leisure
                                         Portfolio              Portfolio                  Portfolio
                              ------------------------   -----------------------  -----------------------
                                     1995         1994         1995         1994         1995        1994


OPERATIONS
Net Investment Income (Loss)     $273,946   $(967,693)   $(451,769) $(2,836,859)     $860,862      $(508)
Net Realized Gain (Loss)
   on Investment Securities
   and Foreign Currency
   Transactions                (9,619,639)   8,517,563   85,687,476   40,050,629   33,968,704  10,797,683
Change in Net Appreciation
   (Depreciation) of Investment
   Securities and Foreign
   Currency Transactions      (12,084,161) (41,068,325)  135,563,223 (12,078,412)  (8,985,890)(24,811,080)
                              ------------------------   -----------------------  -----------------------
NET INCREASE (DECREASE)
   IN NET ASSETS FROM
   OPERATIONS                (21,429,854) (33,518,455)  220,798,930   25,135,358   25,843,676(14,013,905)
                              ------------------------   -----------------------  -----------------------
DISTRIBUTIONS
   TO SHAREHOLDERS
Net Investment Income           (262,208)            0            0            0    (860,862)           0
In Excess of Net
   Investment Income                    0            0            0            0     (63,967)           0
Net Realized Gain on
   Investment Securities                0            0            0            0 (10,878,825)(22,867,585)
                              ------------------------   -----------------------  -----------------------
TOTAL DISTRIBUTIONS             (262,208)            0            0            0 (11,803,654)(22,867,585)
                              ------------------------   -----------------------  -----------------------
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares 391,054,681  752,888,737  857,581,666  398,311,261  174,159,525 362,667,687
Reinvestment of Distributions     253,356            0            0            0   11,479,280  21,872,265
                              ------------------------   -----------------------  -----------------------
                              391,308,037  752,888,737  857,581,666  398,311,261  185,638,805 384,539,952
Amounts Paid for Repurchases
   of Shares                (489,000,464)(741,146,972)(691,380,383)(509,815,509)(217,147,233)(416,694,388)
                              ------------------------   -----------------------  -----------------------
NET INCREASE (DECREASE) IN
   NET ASSETS FROM FUND
   SHARE TRANSACTIONS        (97,692,427)   11,741,765  166,201,283(111,504,248) (31,508,428)(32,154,436)
                              ------------------------   -----------------------  -----------------------
Total Increase (Decrease) in
   Net Assets               (119,384,489) (21,776,690)  387,000,213 (86,368,890) (17,468,406)(69,035,926)
NET ASSETS
Beginning of Period           271,163,485  292,940,175  473,925,595  560,294,485  282,648,970 351,684,896
                              ------------------------   -----------------------  -----------------------
End of Period                $151,778,996 $271,163,485 $860,925,808 $473,925,595 $265,180,564$282,648,970
                              ========================   =======================  =======================
Accumulated Undistributed
   Net Investment Income (Loss)
   Included in Net Assets
   at End of Period                $7,616     $(4,122)    $(11,852)     $(5,926)       $2,648    $(3,385)

FUND SHARE TRANSACTIONS
Shares Sold                    78,351,361  118,484,854   20,481,654   11,570,403    7,569,986  15,776,685
Shares Issued from Reinvestment
   of Distributions                48,628            0            0            0      536,677     939,531
                              ------------------------   -----------------------  -----------------------
                               78,399,989  118,484,854   20,481,654   11,570,403    8,106,663  16,716,216
Shares Repurchased           (97,024,464)(117,776,474) (16,931,693) (14,792,894)  (9,443,709)(18,034,630)
                              ------------------------   -----------------------  -----------------------
Net Increase (Decrease) in
   Fund Shares               (18,624,475)      708,380    3,549,961  (3,222,491)  (1,337,046) (1,318,414)
                              ========================   =======================  =======================

See Notes to Financial Statements

INVESCO Strategic Portfolios, Inc.
Statement of Changes in Net Assets (Continued)
Year Ended October 31

                                                  Technology                 Utilities
                                                   Portfolio                 Portfolio
                                       ----------------------------  ------------------------
                                                  1995         1994         1995         1994

OPERATIONS
Net Investment Income (Loss)                $(285,996) $(1,425,727)  $5,678,806    $4,964,152
Net Realized Gain (Loss)
   on Investment Securities and
   Foreign Currency Transactions            96,331,634   9,585,419     (971,514)  (2,672,261)
Change in Net Appreciation
   (Depreciation) of Investment Securities
   and Foreign Currency Transactions        64,454,697    4,159,966   11,041,948 (14,112,560)
                                       ----------------------------  ------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS                  160,500,335   12,319,658   15,749,240 (11,820,669)
                                       ----------------------------  ------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                0            0  (5,546,736)  (3,719,456)
Net Realized Gain on
  Investment Securities                   (10,002,886) (30,381,665)            0 (27,955,094)
                                       ----------------------------  ------------------------
TOTAL DISTRIBUTIONS                       (10,002,886) (30,381,665)  (5,546,736) (31,674,550)
                                       ----------------------------  ------------------------
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares              952,121,237  584,715,318  165,131,684  231,835,489
Reinvestment of Distributions                9,719,957   28,028,553   5,277,145    29,397,199
                                       ----------------------------  ------------------------
                                           961,841,194  612,743,871  170,408,829  261,232,688
Amounts Paid for Repurchases of Shares   (876,489,871)(516,224,883)(185,722,491)(259,896,844)
                                       ----------------------------  ------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS FROM FUND SHARE
   TRANSACTIONS                             85,351,323   96,518,988 (15,313,662)    1,335,844
                                       ----------------------------  ------------------------
Total Increase (Decrease)
   in Net Assets                           235,848,772   78,456,981  (5,111,158) (42,159,375)
NET ASSETS
Beginning of Period                        327,259,996  248,803,015  139,578,659  181,738,034
                                       ----------------------------  ------------------------
End of Period                             $563,108,768 $327,259,996 $134,467,501 $139,578,659
                                       ============================  ========================
Accumulated Undistributed Net
   Investment Income (Loss) Included
   in Net Assets at End of Period             $(6,696)     $(3,348)     $130,418     $(1,652)

FUND SHARE TRANSACTIONS
Shares Sold                                 33,572,713   24,698,829   16,608,991   22,282,598
Shares Issued from Reinvestment
   of Distributions                            404,324    1,188,154      530,647    2,768,121
                                       ----------------------------  ------------------------
                                            33,977,037   25,886,983   17,139,638   25,050,719
Shares Repurchased                        (30,697,802) (21,983,488) (18,770,917) (24,951,611)
                                       ----------------------------  ------------------------
Net Increase (Decrease) in Fund Shares       3,279,235    3,903,495  (1,631,279)       99,108
                                       ============================  ========================

See Notes to Financial Statements

INVESCO Strategic Portfolios, Inc.
Notes to Financial Statements
NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Strategic Portfolios, Inc. (the "Fund"), a Maryland Corporation, consists of eight separate portfolios: Energy Portfolio, Environmental Services Portfolio, Financial Services Portfolio, Gold Portfolio, Health Sciences Portfolio, Leisure Portfolio, Technology Portfolio and Utilities Portfolio. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.
     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.
     A. SECURITY VALUATION - Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sale price in the market where such securities are primarily traded. If last sale prices are not available, securities are valued at the highest closing bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.
     Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from dealers making a market for such securities.
     Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.
     If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith by the Fund's board of directors. Restricted securities are valued in accordance with procedures established by the Fund's board of directors.
     Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.
     B. WHEN-ISSUED SECURITIES - When-issued securities held by the Fund are fully collateralized by other securities. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the when-issued securities.
     C. REPURCHASE AGREEMENTS - Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest.
     D. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date and dividend income is recorded on the ex dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex dividend date. Interest income, which may be comprised of stated coupon rate, market discount and original issue discount, is recorded on the accrual basis. Discounts on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis.
     The Fund may have elements of risk due to concentrated investments in specific industries or investments in foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. The Portfolios combine fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.
     The Environmental Services Portfolio may have elements of risk due to a concentration of investments in the environmental services industry. Investments in environmental services companies may be affected by regulations imposed by various federal and state authorities, including the Environmental Protection Agency and its affiliates. In addition, some of these companies may have certain liability risks as a result of the products or services they provide.
     Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security which the Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.
     E. FEDERAL AND STATE TAXES - The Fund has complied and continues to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. At October 31, 1995, net capital loss carryovers and their expiration dates were as follows:
                                                    Expires October 31
Portfolio                                    2000           2002            2003
--------------------------------------------------------------------------------
Energy Portfolio                       $1,121,598     $2,986,299        $346,524
Environmental Services Portfolio                0      2,731,233               0
Gold Portfolio                          4,766,360              0      10,650,763
Utilities Portfolio                             0      2,578,763       1,225,094

     Net capital loss carryovers utilized in 1995 by the Environmental Services, Financial Services and Health Sciences Portfolios amounted to $9,682,944, $4,226,773 and $12,666,165, respectively.
     To the extent future capital gains are offset by capital loss carryovers such gains will not be distributed to shareholders.
     Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended October 31, 1995, amounts qualifying for the dividends received deduction available to the Fund's corporate shareholders were as follows:

                                                                      Qualifying
Portfolio                                                             Percentage
--------------------------------------------------------------------------------
Energy Portfolio                                                         100.00%
Environmental Services Portfolio                                          92.87%
Financial Services Portfolio                                              99.87%
Gold Portfolio                                                           100.00%
Health Sciences Portfolio                                                  0.00%
Leisure Portfolio                                                         13.43%
Technology Portfolio                                                       0.00%
Utilities Portfolio                                                       82.23%

     Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.
     F.   DIVIDENDS  AND   DISTRIBUTIONS   TO   SHAREHOLDERS   -  Dividends  and
distributions to shareholders are recorded by the Fund on the ex dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, nontaxable dividends, net operating losses and expiring capital loss carryforwards.
     For the year ended October 31, 1995, the effects of such differences were as follows:
                                                                     Accumulated
                                                     Accumulated   Undistributed
                                                   Undistributed    Net Realized
                                                             Net         Gain on
                                                      Investment      Investment
Portfolio                                                 Income      Securities
--------------------------------------------------------------------------------
Health Sciences Portfolio                              $ 445,843      $(445,843)
Leisure Portfolio                                         70,000        (70,000)
Technology Portfolio                                     282,648       (282,648)

     Net investment income, net assets and paid-in capital were not affected.

     G. EXPENSES - Each of the Portfolios bears expenses incurred specifically on its behalf and, in addition, each Portfolio bears a portion of general expenses, based on the relative net assets of each Portfolio.

     Under an agreement between each Portfolio and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees Paid Indirectly in the Statement of Operations. Similarly, Transfer Agent Fees are reduced by credits earned by each Portfolio from security brokerage transactions under certain broker/services arrangements with third parties. Such credits are shown as Fees Paid Indirectly in the accompanying Statement of Operations.
     For the year ended October 31, 1995, Fees Paid Indirectly consisted of the following:

                                                  Custodian Fees        Transfer
Portfolio                                           and Expenses      Agent Fees
--------------------------------------------------------------------------------
Energy Portfolio                                              $0         $32,067
Environmental Services Portfolio                           8,330          12,816
Financial Services Portfolio                              35,474         102,803
Gold Portfolio                                            24,450         117,755
Health Sciences Portfolio                                 69,230         161,276
Leisure Portfolio                                         56,785         118,553
Technology Portfolio                                      65,004         180,403
Utilities Portfolio                                       25,999          71,689

NOTE 2 - INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee for each Portfolio is based on the  annual  rate of 0.75% on the first $350  million  of  average  net assets; reduced to 0.65% on the next $350 million of average net assets; and 0.55% on average net assets in excess of $700 million.
     In accordance with a Sub-Advisory Agreement between IFG and INVESCO Trust Company ("ITC"), a wholly owned subsidiary of IFG, investment decisions of each Portfolio are made by ITC. Fees for such sub-advisory services are paid by IFG.
     In accordance with an Administrative Agreement, each Portfolio pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.015% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly. IFG receives a transfer agent fee at an annual rate of $14.00 per shareholder account, or per participant in an omnibus account. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month.
     IFG has voluntarily agreed, in some instances, to absorb certain fees and expenses incurred by the Environmental Services and Utilities Portfolios.
NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For th e year ended October 31, 1995, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

Portfolio                                              Purchases           Sales
--------------------------------------------------------------------------------
Energy Portfolio                                    $163,855,597    $192,612,694
Environmental Services Portfolio                      44,418,050      56,461,946
Financial Services Portfolio                         561,945,334     422,636,725
Gold Portfolio                                       146,109,806     242,758,723
Health Sciences Portfolio                            604,013,274     579,342,072
Leisure Portfolio                                    281,400,509     328,062,142
Technology Portfolio                                 821,026,659     753,889,582
Utilities Portfolio                                  201,777,280     215,788,706

     For the year ended October 31, 1995, the aggregate cost of purchases and proceeds from sales of U.S. Government securities for the Utilities Portfolio were $13,446,719 and $13,690,391, respectively. There were no purchases or sales of U.S. Government securities in any other Portfolios.

NOTE 4 - APPRECIATION AND DEPRECIATION. At October 31, 1995, the gross appreciation of securities in which there was an excess of value over tax cost, the gross depreciation of securities in which there was an excess of tax cost over value and the resulting net appreciation (depreciation) by Portfolio were as follows:
                                                                         Net
                                            Gross          Gross    Appreciation
Portfolio                            Appreciation   Depreciation  (Depreciation)
--------------------------------------------------------------------------------
Energy Portfolio                         $990,994     $1,698,939      $(707,945)
Environmental Services Portfolio        1,441,937        950,618          91,319
Financial Services Portfolio           33,409,896      3,946,363      29,463,533
Gold Portfolio                         24,267,908     40,439,322    (16,171,414)
Health Sciences Portfolio             186,759,710     17,759,679     169,000,031
Leisure Portfolio                      28,716,220     18,329,040      10,387,180
Technology Portfolio                  112,010,286     10,876,360     101,133,926
Utilities Portfolio                     6,603,500      1,852,395       4,751,105

NOTE 5 - TRANSACTIONS WITH AFFILIATES AND AFFILIATED COMPANIES. Certain of the Fund's officers and directors are also officers and directors of IFG or ITC. The Fund has adopted an unfunded noncontributory defined benefit pension plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement.
     Benefits under this plan are based on an annual rate equal to 25% of the retainer fee at the time of retirement.
     Pension expenses for the year ended October 31, 1995, included in Directors' Fees and Expenses in the Statement of Operations, and unfunded accrued pension costs and pension liability included in prepaid expenses and accrued expenses, respectively, in the Statement of Assets and Liabilities were as follows:

                                                        Unfunded
                                          Pension        Accrued         Pension
Portfolio                                Expenses  Pension Costs       Liability
--------------------------------------------------------------------------------
Energy Portfolio                             $811         $2,386          $4,008
Environmental Services Portfolio              372          1,095           1,839
Financial Services Portfolio                3,275          9,634          16,184
Gold Portfolio                              4,122         12,126          20,370
Health Sciences Portfolio                   5,926         17,432          29,284
Leisure Portfolio                           3,385          9,959          16,729
Technology Portfolio                        3,348          9,847          16,543
Utilities Portfolio                         1,652          4,860           8,164

     An affiliated company represents ownership by the Portfolio of at least 5% of the voting securities of the issuer during the period, as defined in the Act. A summary of the transactions during the year ended October 31, 1995, in which the issuer was an affiliate of the Portfolio, is as follows:



                                         Purchases                   Sales        Realized
                                 ---------------------     --------------------- Gain/(Loss)        Value
Affiliate                          Shares         Cost       Shares         Cost on Investments  at 10/31/95
--------------------------------------------------------------------------------------------------------------
Financial Services Portfolio
Regency Realty*                         -            -            -            -            -  $5,525,000

Gold Portfolio
Aber Resources                          -            -      300,000   $1,828,080   $(253,470)   7,950,000
Carson Gold                             -            -      285,400      904,330    (622,256)     402,538
Crown Resources                         -            -            -            -            -   3,960,000
Francisco Gold                          -            -            -            -            -   1,085,489
Golden Star Resources             350,500   $2,274,829            -            -            -   8,289,938
Guyana Gold                       600,000    1,326,060            -            -            -     379,177
International Capri
   Resources                      400,000      807,662            -            -            -     475,830
Loki Gold                               -            -            -            -            -   2,254,990
MK Gold                                 -            -            -            -            -   4,387,500
Orvana Minerals                         -            -      100,000      217,490     156,450    4,059,432
Queenstake Resources                    -            -      700,000    1,802,762  (1,479,518)     350,925
San Fernando Mining                     -            -            -            -            -     267,655
Trillion Resources                      -            -            -            -            -   1,488,785
Viceroy Resources                       -            -      876,000    6,352,479  (2,266,235)   1,790,444
Yamana Resources                  700,000    1,477,541            -            -            -   1,353,143

Health Sciences Portfolio
ALPHARMA Inc
   Class A*                             -            -            -            -            -  24,000,000
Assisted Living
   Concepts                       250,000    2,312,500            -            -            -   3,593,750

Health Sciences Portfolio (Continued)
Cambridge Heart
   Series A Conv Pfd                    -            -            -            -            -  $1,800,000
CIMA Labs                               -            -            -            -            -   3,324,995
Clarus Medical Systems
   Series I Pfd                         -            -            -            -            -     399,990
   Series II Pfd                  111,196     $111,196            -            -            -      83,397
Warrants                           11,119            -            -            -            -           0
Crown Laboratories                      -            -            -            -            -   1,170,555
Diametrics Medical                      -            -      140,000     $840,000     $482,496   3,379,071
Ecogen Technologies                    20      228,000            -            -            -   1,320,000
Electroscope Inc                        -            -            -            -            -     787,500
Electroscope Inc
   Warrants                             -            -            -            -            -           0
Emisphere Technologies                  -            -            -            -            -   3,937,500





ImClone Systems                         -            -      200,000    2,351,875  (2,230,676)   2,315,625
Ingenex Inc
   Series B Pfd                         -            -            -            -            -     600,000
Landec Corp
   Series D Conv Pfd                    -            -            -            -            -   1,500,001
Matrix Pharmaceutical             561,200    7,456,956            -            -            -   8,137,400
Medical Associates
   of America                           -            -            -            -            -           1
Multum Information
   Services Series C Pfd                -            -            -            -            -   1,468,573
Pharmos Corp                            -            -            -            -            -   1,300,047
ResMed                            445,000    6,420,000            -            -            -   6,675,000
Salick Health Care                      -            -      490,000    3,515,913    5,732,837   8,911,875
Scigenics Inc                           -            -      145,000    2,187,169    (280,669)           0
Sparta Pharmaceuticals                  -            -            -            -            -   1,125,000
Titan Pharmaceuticals
   Series A Pfd                         -            -            -            - - -2,306,543
Unisyn Technologies                     -            -            -            -            -      31,132
Unisyn Technologies
   Series A Conv Pfd              359,501      359,501            -            -            -     359,501
Xenometrix                        266,667      400,001            -            -            -     873,852

Leisure Portfolio
Pulitzer Publishing*                    -            -      232,500    5,694,501    2,946,568           0

* Dividend income in the amount of $513,500, $45,000 and $49,613 was received from Regency Realty, ALPHARMA Inc Class A and Pulitzer Publishing, respectively, during the fiscal year ended October 31, 1995. No dividend income was received from any other affiliated companies.

INVESCO Strategic Portfolios, Inc.
Financial Highlights
 (For a Fund Share Outstanding throughout Each Period)

                                                                     Year Ended October 31
                                       ------------------------------------------------------------------
                                                  1995         1994         1993         1992        1991

                                      Energy Portfolio
PER SHARE DATA
Net Asset Value - Beginning of Period           $10.77       $11.53        $9.14        $1.28     $ 12.06
                                       ------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                             0.09         0.06         0.13         0.05        0.09
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)               (0.68)       (0.76)         2.36       (2.17)      (0.76)
                                       ------------------------------------------------------------------
Total from Investment Operations                (0.59)       (0.70)         2.49       (2.12)      (0.67)
                                       ------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income              0.09         0.06         0.10         0.02        0.11
                                       ------------------------------------------------------------------
Net Asset Value - End of Period                 $10.09       $10.77       $11.53        $9.14      $11.28
                                       ==================================================================

TOTAL RETURN                                   (5.45%)      (6.04%)       27.18%     (18.74%)     (5.55%)

RATIOS
Net Assets - End of Period ($000 Omitted)      $48,284      $73,767      $50,272      $17,048     $12,130
Ratio of Expenses to Average Net Assets         1.53%@        1.35%        1.18%        1.73%       1.69%
Ratio of Net Investment Income to Average
   Net Assets                                    0.72%        0.65%        0.86%        0.32%       0.83%
Portfolio Turnover Rate                           300%         123%         190%         370%        337%


                          Financial Services Portfolio
PER SHARE DATA
Net Asset Value - Beginning of Period           $15.31       $20.28       $15.28       $14.67       $7.19
                                       ------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                             0.29         0.29         0.24         0.20        0.10
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)                 3.64       (0.66)         5.00         1.52        7.56
                                       ------------------------------------------------------------------
Total from Investment Operations                  3.93       (0.37)         5.24         1.72        7.66
                                       ------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income              0.29         0.29         0.24         0.20        0.08
Distributions from Capital Gains                  0.00         4.31         0.00         0.91        0.10
                                       ------------------------------------------------------------------
Total Distributions                               0.29         4.60         0.24         1.11        0.18
                                       ------------------------------------------------------------------
Net Asset Value - End of Period                 $18.95       $15.31       $20.28       $15.28      $14.67
                                       ==================================================================

TOTAL RETURN                                    25.80%      (2.24%)       34.33%       11.74%     106.63%

RATIOS
Net Assets - End of Period ($000 Omitted)     $410,048     $266,170     $384,131     $189,708     $95,144
Ratio of Expenses to Average Net Assets         1.26%@        1.18%        1.03%        1.07%       1.13%
Ratio of Net Investment Income to Average
   Net Assets                                    2.10%        1.66%        1.16%        1.28%       1.76%
Portfolio Turnover Rate                           171%          88%         236%         208%        249%

@ Ratio reflects total expenses prior to any expense offset.

INVESCO Strategic Portfolios, Inc.
Financial Highlights (Continued)
 (For a Fund Share Outstanding throughout Each Period)

                                                                                Year Ended October 31
                                       ------------------------------------------------------------------
                                                  1995         1994         1993         1992        1991

                                        Gold Portfolio
PER SHARE DATA
Net Asset Value - Beginning of Period            $5.68        $6.23        $3.99        $4.26       $4.29
                                       ------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                      0.01       (0.02)       (0.01)       (0.01)      (0.01)
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)               (0.47)       (0.53)         2.25       (0.26)      (0.02)
                                       ------------------------------------------------------------------
Total from Investment Operations                (0.46)       (0.55)         2.24       (0.27)      (0.03)
                                       ------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income              0.01         0.00         0.00         0.00        0.00
                                       ------------------------------------------------------------------
Net Asset Value - End of Period                  $5.21        $5.68        $6.23        $3.99       $4.26
                                       ==================================================================

TOTAL RETURN                                   (8.12%)      (8.83%)       56.27%      (6.51%)     (0.51%)

RATIOS
Net Assets - End of Period ($000 Omitted)     $151,779     $271,163     $292,940      $46,212     $46,383
Ratio of Expenses to Average Net Assets         1.32%@        1.07%        1.03%        1.41%       1.47%
Ratio of Net Investment Income (Loss) to
   Average Net Assets                            0.13%      (0.32%)      (0.21%)      (0.23%)     (0.25%)
Portfolio Turnover Rate                            72%          97%         142%         101%         43%




                             Health Sciences Portfolio
PER SHARE DATA
Net Asset Value - Beginning of Period           $35.09       $33.49       $35.65       $40.60      $20.61
                                       ------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                    (0.03)       (0.24)       (0.13)         0.11        0.14
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)                15.41         1.84       (2.02)       (4.52)       23.45
                                       ------------------------------------------------------------------
Total from Investment Operations                 15.38         1.60       (2.15)       (4.41)       23.59
                                       ------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income              0.00         0.00         0.01         0.10        0.12
Distributions from Capital Gains+                 0.00         0.00         0.00         0.44        3.48
                                       ------------------------------------------------------------------
Total Distributions                               0.00         0.00         0.01         0.54        3.60
                                       ------------------------------------------------------------------
Net Asset Value - End of Period                 $50.47       $35.09       $33.49       $35.65      $40.60
                                       ==================================================================

TOTAL RETURN                                    43.83%        4.78%      (6.01%)     (10.86%)     114.54%

RATIOS
Net Assets - End of Period ($000 Omitted)     $860,926     $473,926     $560,294     $756,791    $744,927
Ratio of Expenses ot Average Net Assets         1.15%@        1.19%        1.16%        1.00%       1.03%
Ratio of Net Investment Income (Loss) to
   Average Net Assets                          (0.08%)      (0.57%)      (0.34%)        0.26%       0.55%
Portfolio Turnover Rate                           107%          80%          87%          91%        100%

< The per share  information  for the Gold Portfolio for 1993 was computed based on weighted average shares.

+ For the year ended October 31, 1993, the Health Sciences Portfolio declared a Capital Gains distribution which aggregated less than $0.01 on a per share basis.

@ Ratio reflects total expenses prior to any expense offset.

INVESCO Strategic Portfolios, Inc.
Financial Highlights (Continued)
 (For a Fund Share Outstanding throughout Each Period)

                                                               Year Ended October 31
                                       ------------------------------------------------------------------
                                                  1995         1994         1993         1992        1991

                                     Leisure Portfolio
PER SHARE DATA
Net Asset Value - Beginning of Period           $22.63       $25.47       $16.29       $14.85      $10.14
                                       ------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                      0.08       (0.01)       (0.02)       (0.01)      (0.01)
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)                 2.06       (0.94)         9.20         2.44        6.84
                                       ------------------------------------------------------------------
Total from Investment Operations                  2.14       (0.95)         9.18         2.43        6.83
                                       ------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income+             0.08         0.00         0.00         0.00        0.00
Distributions from Capital Gains                  0.91         1.89         0.00         0.99        2.12
                                       ------------------------------------------------------------------
Total Distributions                               0.99         1.89         0.00         0.99        2.12
                                       ------------------------------------------------------------------
Net Asset Value - End of Period                 $23.78       $22.63       $25.47       $16.29      $14.85
                                       ==================================================================

TOTAL RETURN                                     9.98%      (3.92%)       56.36%       16.34%      67.40%

RATIOS
Net Assets - End of Period ($000 Omitted)     $265,181     $282,649     $351,685      $40,140     $14,406
Ratio of Expenses to Average Net Assets         1.29%@        1.17%        1.14%        1.51%       1.86%
Ratio of Net Investment Income ()Loss) to
   Average Net Assets                            0.31%        0.00%      (0.11%)      (0.33%)     (0.24%)
Portfolio Turnover Rate                           119%         116%         116%         148%        122%



                                  Technology Portfolio
PER SHARE DATA
Net Asset Value - Beginning of Period           $24.94       $26.99       $20.20       $18.10      $11.61
                                       ------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss                             (0.02)       (0.02)       (0.15)       (0.09)      (0.09)
Net Gains on Securities
   (Both Realized and Unrealized)                10.20         1.19         6.94         2.19       10.97
                                       ------------------------------------------------------------------
Total from Investment Operations                 10.18         1.17         6.79         2.10       10.88
                                       ------------------------------------------------------------------
LESS DISTRIBUTIONS
Distributions from Capital Gains                  0.79         3.22         0.00         0.00        4.39
                                       ------------------------------------------------------------------
Net Asset Value - End of Period                 $34.33       $24.94       $26.99       $20.20      $18.10
                                       ==================================================================

TOTAL RETURN                                    42.19%        5.04%       33.63%       11.57%      93.73%

RATIOS
Net Assets - End of Period ($000 Omitted)     $563,109     $327,260     $248,803     $165,083     $63,119
Ratio of Expenses to Average Net Asests         1.12%@        1.17%        1.13%        1.12%       1.19%
5io of Net Investment Loss to Average
   Net Assets                                  (0.06%)      (0.55%)      (0.69%)      (0.45%)     (0.53%)
Portfolio Turnover Rate                           191%         145%         184%         169%        307%

< The per  share  information  for the  Leisure  Portfolio  for 1993 and for the
Technology Portfolio for 1992 and 1991 was computed based on weighted average shares.

+ Distributions in excess of net investment income for the year ended October 31, 1995, aggregated less than $0.01 on a per share basis.

@ Ratio reflects total expenses prior to any expense offset.

INVESCO Strategic Portfolios, Inc.
Financial Highlights (Continued)
 (For a Fund Share Outstanding throughout Each Period)

                                                                 Year Ended October 31
                                       ------------------------------------------------------------------
                                                  1995         1994         1993         1992        1991

                                   Utilities Portfolio
PER SHARE DATA
Net Asset Value - Beginning of Period            $9.76       $12.80       $10.10        $9.95       $8.35
                                       ------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                             0.44         0.33         0.29         0.27        0.39
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)                 0.84       (1.12)         2.71         0.92        1.58
                                       ------------------------------------------------------------------
Total from Investment Operations                  1.28       (0.79)         3.00         1.19        1.97
                                       ------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income              0.43         0.25         0.30         0.26        0.37
Distributions from Capital Gains                  0.00         2.00         0.00         0.78        0.00
                                       ------------------------------------------------------------------
Total Distributions                               0.43         2.25         0.30         1.04        0.37
                                       ------------------------------------------------------------------
Net Asset Value - End of Period                 $10.61        $9.76       $12.80       $10.10       $9.95
                                       ==================================================================

TOTAL RETURN                                    13.48%      (7.22%)       29.88%       12.04%      23.98%

RATIOS
Net Assets - End of Period ($000 Omitted)     $134,468     $139,579     $181,738     $107,561     $69,267
Ratio of Expenses to Average Net Assets #       1.18%@        1.13%        1.06%        1.13%       1.21%
Ratio of Net Investment Income to Average
   Net Assets #                                  4.47%        3.33%        2.66%        2.73%       4.19%
Portfolio Turnover Rate                           185%         180%         202%         226%        151%

# Various expenses of the Portfolio were voluntarily absorbed by IFG for the years ended October 31, 1995 and 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.30% and 1.14%, respectively, and ratio of net investment income to average net assets would have been 4.34% and 3.32%, respectively.

@ Ratio reflects total expenses, less absorbed expenses by the investment advisor, prior to any expense offset.

INVESCO Strategic Portfolios, Inc.
Financial Highlights (Continued)
 (For a Fund Share Outstanding throughout Each Period)

                                                                                                   Period
                                                                                                    Ended
                                                                                                  October
                                                              Year Ended October 31                    31
                                       ------------------------------------------------------  ----------
                                                  1995         1994         1993         1992       1991^

                      Environmental Services Portfolio
PER SHARE DATA
Net Asset Value - Beginning of Period            $6.50        $6.80        $7.54        $8.97       $8.00
                                       ------------------------------------------------------  ----------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                      0.08         0.06       (0.02)       (0.04)      (0.07)
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)                 1.62       (0.30)       (0.72)       (1.39)        1.04
                                       ------------------------------------------------------  ----------
Total from Investment Operations                  1.70       (0.24)       (0.74)       (1.43)        0.97
                                       ------------------------------------------------------  ----------
LESS DISTRIBUTIONS
Dividends from Net Investment Income              0.08         0.06         0.00         0.00        0.00
                                       ------------------------------------------------------  ----------
Net Asset Value - End of Period                  $8.12        $6.50        $6.80        $7.54       $8.97
                                       ======================================================  ==========

TOTAL RETURN                                    26.09%      (3.51%)      (9.85%)     (15.90%)     12.11%*

RATIOS
Net Assets - End of Period ($000 Omitted)      $22,756      $29,276      $40,589      $17,685      $8,001
Ratio of Expenses to Average Net Assets#        1.57%@        1.29%        1.62%        1.85%      2.50%~
Ratio of Net Investment Income (Loss) to
   Average Net Assets#                           0.65%        0.61%      (0.40%)      (1.23%)    (1.81%)~
Portfolio Turnover Rate                           195%         211%         155%         113%        69%*

^ From January 2, 1991, commencement of operations, to October 31, 1991.

< The per share  information for the Environmental  Services  Portfolio for 1994
and 1993 was computed based on weighted average shares.

* These amounts are based on operations for the period shown and, accordingly, are not representative of a full year.

# Various expenses of the Portfolio were voluntarily absorbed by IFG for the years ended October 31, 1995 and 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.93% and 1.43%, respectively, and ratio of net investment income to average net assets would have been 0.29% and 0.47%, respectively.

@ Ratio reflects total expenses, less absorbed expenses by the investment advisor, prior to any expense offset.

~ Annualized

Report of Independent Accountants


To the Board of Directors and Shareholders of INVESCO Strategic Portfolios, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting the INVESCO Strategic Portfolios, Inc. (the "Fund") at October 31, 1995, the results of each of their operations for the year ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP

Denver, Colorado
December 4, 1995

                                  FAMILY OF FUNDS

                                                             Newspaper
Fund Name                     Fund Code    Ticker Symbol   Abbreviation
---------------------------------------------------------------------
International
Latin American Growth            34            IVSLX         LatinAmGr
European Small Company           37            IVECX         EuroSmCo
European                         56            FEURX           Europ
Pacific Basin                    54            FPBSX           PcBas
International Growth             49            FSIGX          IntlGr
---------------------------------------------------------------------
Sector
Energy                           50            FSTEX           Enrgy
Environmental Services           59            FSEVX          Envirn
Financial Services               57            FSFSX          FinSvc
Gold                             51            FGLDX           Gold
Health Sciences                  52            FHLSX          HlthSc
Leisure                          53            FLISX          Leisur
Technology                       55            FTCHX           Tech
Worldwide Capital Goods          38            ISWGX          WldCap
Worldwide Communications         39            ISWCX          WldCom
---------------------------------------------------------------------
Growth, Value
Emerging Growth                  60            FIEGX          Emgrth
Value Equity                     46            FSEQX           ValEq
Small Company                    74            IDSCX          DivSmCo
Dynamics                         20            FIDYX           Dynm
Growth                           10            FLRFX           Grwth
---------------------------------------------------------------------
Equity-Income
Industrial Income                15            FIIIX          IndInc
Utilities                        58            FSTUX           Util
---------------------------------------------------------------------
Balanced/Multiple-Asset
Multi-Asset Allocation           70            IMAAX         MulAstAl
Balanced                         71            IMABX            Bal
Total Return                     48            FSFLX          TotRtn
---------------------------------------------------------------------
Bond
High Yield                       31            FHYPX           HiYld
Select Income                    30            FBDSX          SelInc
U.S. Government Securities       32            FBDGX           USGvt
Intermediate Government Bond     47            FIGBX          IntGov
Short-Term Bond                  33            INIBX          ShTrBd
---------------------------------------------------------------------
Tax-Exempt
Tax-Free Long-Term Bond          35            FTIFX           TxFre
Tax-Free Intermediate Bond       36              *               *
---------------------------------------------------------------------
Money Market
Tax-Free Money Fund              40            FFRXX            N/A
Cash Reserves                    25            FDSXX            N/A
U.S. Government Money Fund       44            FUGXX            N/A

* This fund does not meet size requirements to be assigned a ticker symbol in newspaper listings.

For more information about any of the INVESCO Funds, including management fees and expenses, please call us at 1-800-525-8085 for a prospectus. Read it carefully before you invest or send money.

INVESCO FUNDS

To receive general information and prospectuses on any of INVESCO's funds or retirement plans, or to obtain current account or price information, call toll-free:
1-800-525-8085

To reach PAL(r), your 24-hour Personal Account
Line call:  1-800-424-8085

Or write to:
INVESCO Funds Group, Inc.,(sm) Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

If you're in Denver, pleas visit one of our convenient Investor Centers:
Cherry Creek, 155-B Fillmore Street;
Denver Tech Center, 7800 East Union Avenue,
Lobby Level

This information must be preceded or
accompanied by an effective prospectus.